                                                                   Exhibit 10.16


                           WOODMEN OFFICE CAMPUS II

                               7450 CAMPUS DRIVE
                      COLORADO SPRINGS, COLORADO   80920



                                 OFFICE LEASE



                                    BETWEEN



                       WOODMEN OFFICE CAMPUS II JV LLC,
                     A COLORADO LIMITED LIABILITY COMPANY
                           (LANDLORD AND/OR LESSOR)


                                      AND


                         OPTIKA IMAGING SYSTEMS, INC.,
                            A DELAWARE CORPORATION
                            (TENANT AND/OR LESSEE)



                           DATE: SEPTEMBER 30, 1996

                               TABLE OF CONTENTS

SUMMARY OF BASIC LEASE TERMS................................................  1

BASIC LEASE TERMS...........................................................  4
           1.  PREMISES
               1.1  Grant of Premises.......................................  4
               1.2  Office Building.........................................  4
               1.3  Construction by Landlord................................  4
           2.  TERM.........................................................  4
               2.1  Basic Term..............................................  4
               2.2  Early Possession........................................  5
           3.  RENT.........................................................  5
               3.1  Rent....................................................  5
               3.2  Base Rent...............................................  5
               3.3  Operating Expenses......................................  5
               3.4  Place of Payments.......................................  5
               3.5  Base Rent Adjustments...................................  5
                 3.5.1  Adjustments for C.P.I...............................  5
               3.6  Interest on Unpaid Sums.................................  5
          4.  SECURITY DEPOSIT AND CONDITION OF LEASED
              PREMISES......................................................  5
               4.1  Condition of Leased Premises............................  5
          5.  USE...........................................................  6
               5.1  Permitted Use...........................................  6
               5.2  Tenant's Compliance with Laws...........................  6
               5.3  Landlord's Compliance with Laws.........................  6
               5.4  Insurance Cancellation..................................  7
               5.5  Landlord's Rules and Regulations........................  7
          6.  OPERATING EXPENSES............................................  7
               6.1  Tenant's Obligations....................................  7
               6.2  Definition of Operating Expenses........................  7
                 6.2.1  Taxes and Other Government Obligations..............  8
                 6.2.2  Insurance Costs.....................................  8
                 6.2.3  Heating, Ventilating & Air
                        Conditioning Costs..................................  8
                 6.2.4  Utility & Janitorial Costs..........................  8
                 6.2.5  Cost of Professionals...............................  8
                 6.2.6  Operations, Maintenance & Repair....................  8
                 6.2.7  Requirements of Government Entities.................  9
               6.3 Operating Expenses Exclusion.............................  9
               6.4  Time of Payment......................................... 10
               6.5  Re-estimations.......................................... 10
               6.6  Annual Adjustments...................................... 10
               6.7  Audit Right............................................. 11
          7.  UTILITIES AND SERVICES........................................ 11
               7.1  Utilities Provided...................................... 11
               7.2  Electric Service........................................ 11
               7.3  Heating, Ventilation and Air Conditioning
                    of Service.............................................. 12
               7.4  Normal Operating Hours and Extended Hours............... 12
               7.5  Interruption of Services................................ 12
          8.  MAINTENANCE, REPAIRS AND ALTERATIONS.......................... 12
               8.1  Landlord's Obligations.................................. 12
               8.2  Tenant's Obligations.................................... 12
               8.3  Notification to Landlord................................ 13
               8.4  Surrender of Leased Premises............................ 13


           9.  ALTERATIONS AND ADDITIONS.................................... 13
               9.1  Landlord's Consent Required............................. 13
               9.2  Payment for Work........................................ 14
               9.3  Signage................................................. 14
          10. INSURANCE..................................................... 14
              10.1  Tenant's Insurance...................................... 14
              10.2  Landlord's Insurance.................................... 15
              10.3  Waiver of Subrogation................................... 15
          11. INDEMNITY..................................................... 15
              11.1  Indemnification of Landlord............................. 15
              11.2  Indemnification of Other Tenants........................ 16
              11.3  Indemnification of Landlord............................. 16
              11.4  Landlord's Liability.................................... 16
              11.5  Americans with Disabilities Act ("ADA")................. 16
          12. CASUALTY AND RECONSTRUCTION................................... 17
              12.1  Short-Term Repairs...................................... 17
              12.1  Long-Term Repairs....................................... 17
              12.2  Casualty in Last Year of Lease.......................... 17
          13. TENANT TAXES.................................................. 17
              13.1  Personal Property....................................... 17
              13.2  Increase in Taxes....................................... 17
         14.  COMMON AREAS.................................................. 17
              14.1  Definition.............................................. 17
              14.2  Maintenance............................................. 18
              14.3  Tenant's Rights and Obligations......................... 18
              14.4  Changes to Common Areas................................. 18
          15. SUBLETTING AND ASSIGNMENT..................................... 18
          16. TENANT'S DEFAULT.............................................. 20
              16.1  Default................................................. 20
              16.2  Remedies................................................ 20
                16.2.1  Termination of Lease................................ 20
                16.2.2  Repossession without Termination.................... 21
              16.3  Late Charges............................................ 21
              16.4  Cumulative Remedies..................................... 21
              16.5  No Waiver............................................... 21
              16.6  Bankruptcy.............................................. 22
          17. LANDLORD'S DEFAULT............................................ 22
              17.1  Notice of Landlord...................................... 22
              17.2  Notice to Mortgagee..................................... 22
              17.3  Limitation of Landlord's Liability...................... 22
          18. CONDEMNATION.................................................. 22
              18.1  Effect of Taking........................................ 22
              18.2  Rents Reduction......................................... 23
              18.3  Awards.................................................. 23
          19. SUBORDINATION AND ATTORNMENT.................................. 23
              19.1  Subordination........................................... 23
              19.2  Attornment-Non-Disturbance.............................. 23
          20. QUIET ENJOYMENT............................................... 23
              20.1  Covenant of Quiet Enjoyment............................. 23
          21. EXTENDED TIME DUE TO DELAY.................................... 23
          22. GENERAL PROVISIONS............................................ 24
              22.1  Estoppel Certificates................................... 24
              22.2  Transfer of Landlord's Interest......................... 24
              22.3  Captions................................................ 24
              22.4  Time of Essence......................................... 24
              22.5  Severability............................................ 24

              22.6   Modifications for Mortgage............................. 24
              22.7   Entire Agreement....................................... 24
              22.8   Recording.............................................. 24
              22.9   Area Determination..................................... 24
              22.10  Binding Effect:  Choice of Law......................... 25
              22.11  Holding Over: Payments After Termination............... 25
              22.12  Entry by Landlord...................................... 25
              22.13  Authority.............................................. 25
              22.14  Notices................................................ 25
              22.15  Brokerage Clause....................................... 26
              22.16  Bankruptcy............................................. 26
                 22.16.1  Net Worth Capability.............................. 26
                 22.16.2  Agreement to be Bound............................. 26
                 22.16.3  Adequate Assurances & Cure........................ 26
              22.17  Parking................................................ 26
              22.18  Lease Subject to Approval of Mortgagee................. 26
              22.19  Financial Statements................................... 27
              22.20  Relationship of the Parties............................ 27
              22.21  Counterparts........................................... 27
         23.  HAZARDOUS WASTE............................................... 27
              23.1   Hazardous Waste........................................ 27

              Exhibit "A" - Legal Description of the Property
              Exhibit "B" - The Leased Premises
              Exhibit "C" - Work Letter
              Exhibit "D" - Rules and Regulations
              Exhibit "E" - Commencement of Lease Term and Estoppel Certificate Exhibit "F" - Agreement for Parking
              Exhibit "G" - Agreement for Signage
              Exhibit "H" - Right of First Refusal
              Exhibit "I" - Assignment and Assumption of Lease Form
              Exhibit "J" - Letter of Credit Form

                        WOODMEN OFFICE CAMPUS II LEASE

THIS LEASE is dated for reference purposes only SEPTEMBER 30, 1996, and is made by and between WOODMEN OFFICE CAMPUS II JV LLC, A COLORADO LIMITED LIABILITY COMPANY (hereinafter referred to as "Landlord") and OPTIKA IMAGING SYSTEMS, INC., A DELAWARE CORPORATION (hereinafter referred to as "Tenant").

                             W I T N E S S E T H:
                             - - - - - - - - - -

For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the Lease Term as defined below, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

SUMMARY OF BASIC LEASE TERMS
----------------------------
A.  LANDLORD:              WOODMEN OFFICE CAMPUS II JV LLC

B.  TENANT:                OPTIKA IMAGING SYSTEMS, INC., a Delaware
                           corporation.

C.  BUILDING:              WOODMEN OFFICE CAMPUS II, located at 7450 Campus
                           Drive, Colorado Springs, Colorado, more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference (sometimes referred to as the "Building")

D.  LEASED PREMISES:       Crosshatched on Exhibit "B", containing approximately
                           38,869 square feet of Rentable Area, as determined by Landlord's architect pursuant to current BOMA standards on the second (2nd) floor of the Building.

E.  LEASE TERM:            Ten (10) years and seventeen (17) days, commencing on
                           March 15, 1997 and ending on March 31, 2007.

F.  SECURITY DEPOSIT:      Two Hundred Twenty Thousand and 00/100  U.S.
                           Dollars ($220,000.00).

G.  BASE RENT (NNN):       Five Million, Seven Hundred Ninety-Three
                           Thousand,\Twenty-Five, and 39/100 U.S. Dollars
                           ($5,793,025.39) payable in monthly installments with each such payment due on the first day of the month for which such payment or partial payment is due pursuant to the following schedule (Monthly base rent and annualized base rent have been calculated pursuant to Base Rent (NNN) multiplied by 38,869 rsf.


BASE RENT PAYMENT SCHEDULE:
=================================================================================================
                                          BASE RENTAL
                     ANTICIPATED          RATE/RSF/YR       *MONTHLY       *TOTAL BASE RENT
 TIME PERIOD            DATES             FOR PERIOD        BASE RENT       FOR TIME PERIOD
-------------------------------------------------------------------------------------------------

   17 Days        3/15/97 - 3/31/97         $13.00         $42,108.08         $ 23,091.53
-------------------------------------------------------------------------------------------------
    Year 1        4/1/97 - 3/31/98          $13.00         $42,108.08         $505,296.96
-------------------------------------------------------------------------------------------------
    Year 2        4/1/98 - 3/31/99          $13.39         $43,371.33         $520,455.96
-------------------------------------------------------------------------------------------------
    Year 3        4/1/99 - 3/31/00          $13.79         $44,666.96         $536,003.52
-------------------------------------------------------------------------------------------------
    Year 4        4/1/00 - 3/31/01          $14.21         $46,027.37         $552,328.44
-------------------------------------------------------------------------------------------------
    Year 5        4/1/01 - 3/31/02          $14.63         $47,387.79         $568,653.48
                    Dec 31, 20012
-------------------------------------------------------------------------------------------------
    Year 6        4/1/02 - 3/31/03          $15.07         $48,812.99         $585,755.88
                    Dec 31, 2002
-------------------------------------------------------------------------------------------------
    Year 7        4/1/03 - 3/31/04          $15.52         $50,270.57         $603,246.84
-------------------------------------------------------------------------------------------------
    Year 8        4/1/04 - 3/31/05          $15.99         $51,792.94         $621,515.28
-------------------------------------------------------------------------------------------------
    Year 9        4/1/05 - 3/31/06          $16.47         $53,347.70         $640,172.40
-------------------------------------------------------------------------------------------------
    Year 10       4/1/06 - 3/31/07          $16.96         $54,934.85         $659,218.20
=================================================================================================

H.  TENANT'S PERCENTAGE
    SHARE OF TOTAL RENT-
    ABLE AREA IN THE BLDG:    50.02% which has been calculated by dividing the
                              total rentable area leased to tenant under this lease (38,869 square feet) divided by the total rentable area of the Building (77,409 square feet). Absent further written agreement between the parties, the Tenant's Percentage Share (for the entire Leased Premises) of Fifty and 02/100
                              Percent (50.02%) shall be considered an agreed percentage, and shall not be subject to unilateral challenge by one of the parties for any reason, including, without limitation, remeasuring of the Leased Premises or Building, or a restructuring of any portion of the interior of the Building
                              (within the exterior Building envelope as it is drawn at the execution hereof). Tenant's
                              Percentage Share may change if the total Building envelope is enlarged or reduced through eminent domain or casualty.

I.  TENANTS SHARE  OF
    OPERATING EXPENSES:       An amount equal to the Tenant's Percentage Share
                              of the total rentable area in the Building, as defined in H above, multiplied by the total operating expenses of the Building during the applicable calendar year.

J.  AMOUNT OF REQUIRED
    LIABILITY INSURANCE:      Two million dollars ($2,000,000.00).

K.  ADDRESSES FOR NOTICES
    AND PAYMENT OF RENT
    AND CHARGES:

            TO LANDLORD:      Woodmen Office Campus II JV LLC
                              455 Sherman Street, Suite 140
                              Denver, Colorado 80203

            TO TENANT:        Post Commencement Date
                              ----------------------
                              Optika Imaging Systems, Inc.
                              7450 Campus Drive, Suite 200
                              Colorado Springs, Colorado   80920

                              Pre-Commencement Date
                              ---------------------
                              Optika Imaging Systems, Inc.
                              5755 Mark Dabling Boulevard, Suite 100
                              Colorado Springs, Colorado   80919

L.  USE OF LEASED
    PREMISES:                 Tenant shall be permitted to use and occupy the
                              property for general office administration, product development, customer sales and support training and for no other purpose ("Tenant's Use") without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

M.  BROKER:                   OLIVE REAL ESTATE GROUP, INC.
                              As "Transaction Broker"
                              102 North Cascade Avenue, Suite 250
                              Colorado Springs, Colorado 80903

                               BASIC LEASE TERMS

1.   PREMISES.

     1.1  GRANT OF PREMISES.  Landlord hereby leases to Tenant and Tenant hereby
          -----------------
     leases from Landlord the Leased Premises situated in the City of Colorado Springs, Colorado, described in paragraph D of the Summary of Basic Lease Terms and more particularly described as the crosshatched portion of Exhibit "B".

     1.2  OFFICE BUILDING.  The Leased Premises, together with and including
          ---------------
     other property owned by Landlord, comprise a multi-story office building (hereinafter referred to as the "Building"). A general floor plan, showing the size and location of the Leased Premises within the Building, is attached hereto as Exhibit "B". Landlord shall not, of its own volition, materially increase or decrease the rentable area of the Building without Tenant's consent, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant's use and occupancy of the Leased Premises shall include the use, in common with others, of the Common Areas described in Article 14, but excepting therefrom and reserving unto Landlord the exterior faces of all exterior walls, the roof and the right to install, use and maintain where necessary in the Leased Premises all pipes, ductwork, conduits and utility lines through hung ceiling space, partitions, beneath the floor or through other parts of Leased Premises. Landlord reserves the right to effect such other tenancies in the Building as Landlord may elect.

     1.3  CONSTRUCTION BY LANDLORD.   The obligations of Landlord to perform
          ------------------------
     the work and supply materials and labor to prepare the Leased Premises for occupancy are set forth in Exhibit "C". Landlord shall expend all funds and do all acts required of it to perform the work set forth in Exhibit "C" and shall have the work performed promptly and diligently in a first-class workmanlike manner. Landlord shall use its best reasonable efforts to deliver Substantial Completion of the Premises as set forth in Exhibit "C" by March 15, 1997. If Substantial Completion of the Premises is not delivered within three (3) months of the aforementioned date, as extended by any Tenant Caused Delay as defined in Exhibit "C", then Tenant may terminate this lease and upon such termination, each party hereto shall be released from all liability to the other party, and Landlord shall promptly return to Tenant any Security Deposit which Tenant has paid to Landlord.

2.   TERM.

     2.1  BASIC TERM.  The term of this Lease shall be for the period of ten
          ----------
     (10) years and seventeen (17) days, commencing and ending on the dates set forth in paragraph E of the Summary of Basic Lease Terms; provided, however, if the Leased Premises are not "Ready for Occupancy" as hereinafter defined, on the date the term hereof is to commence (March 15,
     1997), the commencement date of the Lease shall be delayed until the Leased Premises are Ready for Occupancy. If the Premises are not Ready for Occupancy within three (3) months after March 15, 1997, and Tenant does not elect to terminate this lease as provided in Section 1.3, then the expiration date of this Lease shall be extended by the period of delay. The deferral of Tenants rental obligation shall be in full satisfaction of any and all rights which Tenant might otherwise have as a result of the delay of the commencement date of the Lease Term subject to the provisions of Article 24.4. "Ready for Occupancy" as used herein shall mean the
     ---------------
     date that Landlord shall have (a) performed the work required to complete the Base Building as defined in Exhibit "C", (b) delivered Substantial Completion of the Leased Premises, in compliance with all applicable laws, statutes, codes, rules and regulations (collectively, "Laws"); (c) provided heating, ventilating, air conditioning ("HVAC"), plumbing, life safety, mechanical and/or electrical systems (collectively, "Building Systems"), operational to the extent necessary to service the Leased Premises; and (d) provided Tenant with the number of parking spaces to which it is entitled under this Lease. If the commencement of the Lease Term is delayed and occurs on other than the first day of the month, Tenant shall pay proportionate rent at the same monthly rate set forth here for the first month of the Lease Term and the Lease Term shall be extended by the number of days in such partial month so that the Lease Term will end on the last day of the One Hundred and Twentieth (120th) calendar month after the date on which the Leased Premises are Ready for Occupancy unless sooner terminated as herein provided. As soon as the Lease Term commences, Landlord and Tenant shall execute an addendum to this Lease setting forth the exact date on which the Lease Term commenced and the expiration date of the Lease Term.

     2.2  EARLY POSSESSION.  If, prior to commencement of the term of the Lease,
          ----------------
     Tenant uses or occupies the Leased Premises or any part thereof with Landlord's prior written consent, for the purpose of completing alterations or installation of cabling and/or office furniture systems in the Leased Premises, Tenant agrees to observe and perform all the provisions of this Lease except those which require payment of rent; provided, however, if Tenant commences business in any part of the Leased Premises prior to commencement of the term, Tenant shall pay Landlord on Rent for each day of such use or occupancy prior to commencement of the term, calculated on the basis of the per diem rental and all other sums which would be due to Landlord from Tenant if the term had commenced, including Tenant's Share of annual Operating Expense. Landlord and Tenant hereby agree that if the construction of the space is complete and the Leased Premises are ready for Tenant's conduct of business, then Tenant may occupy the Leased Premises as early as March 15, 1997, for its own preparation of the Leased Premises and for the conduct of business. Tenant agrees to perform all the provisions of this Lease including those which require payment of rent.

3.   RENT.

     3.1  RENT.  Rent shall mean Base Rent (as defined below), Operating
          ----
     Expenses (as defined below), and all other sums due under this Lease. One month's Rent ($56,683.96 = The sum of $13.50/r.s.f./yr. Base Rent plus $4.50/r.s.f./yr. estimated Operating Expense multiplied times 38,869 r.s.f. and divided by 12 months) shall be payable upon the execution of this Lease and shall be applied to the Rent due for the period from the Commencement Date until the first day of the next calendar month, with the excess, if any, being credited toward such next month's Rent, and the balance of such next month's Rent shall be due on the first day of such month. Thereafter, Rent shall be payable in lawful money of the United States in advance on the first day of each calendar month during the lease term, without any deduction, prior notice, demand or offset whatsoever subject to any specific provisions to the contrary herein.

     3.2  BASE RENT.  Tenant agrees to pay to Landlord, promptly when due,
          ---------
     without notice or demand and without deduction or set off for any reason whatsoever, except as otherwise provided herein, as rent for the Leased Premises, the Base Rent set forth in paragraph G of the Summary of Basic Lease Terms for each and every month during the term hereof. The Base Rent and Tenant's Percentage Share of estimated Operating Expenses, as hereafter described, shall be payable in advance on the first day of each calendar month during the term.

     3.3  OPERATING EXPENSES.  In addition to Base Rent, Tenant agrees to pay
          ------------------
     additional rent equal to its Percentage Share of Operating Expenses as provided in Article 6 hereof.

     3.4  PLACE OF PAYMENT.  All rent payable hereunder, as well as all other
          ----------------
     amounts payable by Tenant to Landlord under the terms of this Lease, shall be paid at the office of Landlord set forth in paragraph K of the Summary of Basic Lease Terms, or at such other place as Landlord may from time to time designate, by written notice to Tenant, in lawful money of the United States.

     3.5  BASE RENT ADJUSTMENTS.
          ---------------------
          3.5.1  ADJUSTMENTS FOR C.P.I.  There shall be no adjustment to the
                 ---------------------
          rent except as set forth in paragraph G of the Summary of Basic Lease Terms.

     3.6  INTEREST ON UNPAID SUM.  If rent, or any other monetary sum required
          ----------------------
     to be paid hereunder by Tenant to Landlord, is not paid when due, such sum shall accrue interest at the rate of three percent (3%) per annum above the prime rate charged by First Interstate Bank of Denver to its largest business customers on an unsecured basis ("Prime Rate") as of the date such default occurred. Said interest shall be charged from the date the amount in question was due until received by Landlord.

4.   SECURITY DEPOSIT AND CONDITION OF LEASED PREMISES.

     4.1  SECURITY DEPOSIT.  Concurrently with Tenant's execution of this Lease,
          ----------------
     Tenant shall deposit
     with Landlord the sum set forth in paragraph F, of the Summary of Basic Lease Terms, to be held by Landlord as security for the faithful performance of every provision of this Lease, including but not limited to the provisions relating to the payment of Base Rent, and other amounts due hereunder. Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is to be used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the amount set forth in paragraph F of the Summary of Basic Lease Terms, and Tenant's failure to do so shall be deemed a default by Tenant under this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by Tenant, the security deposit, or any balance thereof, shall be returned to Tenant (or Tenant's assignee) at the expiration of the term and after Tenant has vacated the Leased Premises; however, in no event shall Landlord be under any obligation to return said deposit earlier than thirty (30) days after the expiration of the term but Landlord shall be under an obligation to return the deposit within sixty (60) days after the expiration of the Term. Tenant hereby agrees that in the event any mortgagee of the Building succeeds to Landlord's interest in the Building by reason of foreclosure or deed in lieu thereof, unless funds representing the security deposit are delivered by Landlord to such mortgagee, Tenant shall have no claim against such mortgagee for any deposit.

     4.2  LETTER OF CREDIT.  In place of cash, Tenant may, at its option,
          ----------------
     obtain and deliver to Landlord before the Commencement Date and keep open for the entire term of this Lease, including any renewal, extension and holdover periods, an irrevocable and divisible Letter of Credit in the amount set forth under paragraph F of the Summary of Basic Lease Terms, naming Landlord as beneficiary and drawn on a bank reasonably approved by Landlord and confirmed by Landlord's bank. Except for the name and address of the banks involved, the Letter of Credit to be opened by Tenant shall be in the form and wording as the Letter of Credit attached as Exhibit "J" and incorporated herein by this reference (the "Security Deposit Letter of Credit"). The Security Deposit Letter of Credit may be drawn upon in whole or in part by Landlord upon demand by written draft and a notarized statement signed by Landlord or its authorized agent, that it is entitled to draw upon the security deposit under the terms of this Lease. There shall be no other conditions to drawing upon the Security Deposit Letter of Credit. By delivering such demand draft to the bank issuing or confirming the Security Deposit Letter of Credit, Landlord warrants that it has a right to draw against the security deposit under the terms of this Lease. Landlord shall have a right to draw upon the Security Deposit Letter of Credit and convert the Security Deposit Letter of Credit to a cash security deposit upon any default under this Lease, or upon the occurrence of any event under this Lease which would give rise to Landlord's right to draw against the cash security deposit described above, or if the Security Deposit Letter of Credit is not renewed before, and evidence thereof provide to Landlord no later than thirty (30) days prior to the maturity date (and each successive maturity date) of the Security Deposit Letter of Credit. This Security Deposit Letter of Credit shall remain in place and be renewed or replaced if necessary for the entire term of this Lease. Landlord agrees that if it has not drawn on the Security Deposit Letter of Credit to satisfy obligations under this Lease, Landlord will release the Security Deposit Letter of Credit upon the Expiration of one (1) month after the end of the original term demised under this Lease.

     4.3  CONDITION OF LEASED PREMISES. Tenant hereby agrees that by taking
          ----------------------------
     possession of the Leased

     Premises it is acknowledging that the Leased Premises are accepted and in a clean and good operating condition on the date of possession, subject to punch-list items and latent defects, if any. Landlord represents and warrants to Tenant, as of the Commencement Date, that (i) the Leased Premises shall be in compliance with all applicable municipal, county, state and federal statutes, laws and ordinances relating to the construction, condition and occupancy of the Leased Premises, but specifically excluding zoning ordinances, and regulations governing and relating to the Tenant's use of the Leased Premises; and (ii) the Leased Premises are in good condition and repair.

5.   USE.

     5.1  PERMITTED USE.  Tenant shall use the Leased Premises solely for
          -------------
     Tenant's Use as set forth in paragraph L of the Basic Lease Terms and shall not permit the Leased Premises to be used for any other purpose.

     5.2  TENANT'S COMPLIANCE WITH LAW.  Tenant shall not use the Leased
          ----------------------------
     Premises or permit anything to be done in or about the Leased Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations and requirements now in force or which may hereafter be in force and with the reasonable requirements of any insurer, underwriter or other similar entity now or hereafter relating to or affecting the use of occupancy of the Leased Premises by Tenant unless such law, statute, ordinance or governmental rule, regulation or requirement is generally applicable to all like kind properties within the jurisdiction thereof and requires a physical improvement to the Building, in which event Landlord shall perform any such physical improvement and the cost thereof shall be amortized at a market rate over the useful life of such improvement, as reasonably calculated and determined by Landlord, and included within Operating Expenses. Tenant shall at its sole cost and expense promptly comply with all applicable laws, statutes, ordinances, rules, regulations, orders and requirements in effect during the term regulating the use or occupancy of the Leased Premises, including the requirements of any board of fire underwriters or other similar body now or hereafter constituted; provided, however, Tenant shall not be required to pay for (through Operating Expenses or otherwise) or make any structural changes or capital expenditures in or on the Leased Premises in order to comply with any applicable law, statute, ordinance or governmental rule, regulation or requirement which was in effect on the Commencement Date hereof unless the charges or expenditures are required by Tenant's particular use of the Leased Premises. Tenant will not use or permit the use of the Leased Premises in any manner which may tend to create waste or a nuisance, or which may materially interfere with the rights of other tenants of the Building or injure or annoy them. Tenant shall neither install nor permit the installation or use of any vending machines dispensing food items, including but not limited to candy, soft drinks, sandwiches, fruit or bag foods, upon the Leased Premises, except for the exclusive use of its employees and clients, without the prior written consent of Landlord. Tenant will have the right to contest any law, statute, ordinance or governmental rule or regulation with which it is obligated to comply by appropriate proceedings diligently pursued in good faith, and, so long as neither Landlord nor the Leased Premises, Tenant's interest in the Leasehold, the Building or the real property are subject to or threatened with any criminal liability, or civil liability against which Tenant does not agree to indemnify it and so long as Tenant's financial net worth is equal to at least three (3) times the total amount of any threatened liability, lien or lis pendens, Tenant may defer compliance until the resolution of its contest. Landlord will cooperate reasonably with Tenant's contest at no cost to Landlord. Tenant shall be solely responsible for compliance with the provisions of the Americans with Disabilities Act as it applies to Tenant's particular use of the Leased Premises. Landlord makes no warranty express or implied that Tenant's intended use of the Leased Premises is suitable or allowable under any applicable governmental code, statute or regulation.

     5.3 LANDLORD'S COMPLIANCE WITH LAW.  Landlord represents and warrants to
         ------------------------------
     Tenant, with regard to the Leased Premises, on the date that the Leased Premises are Ready for Occupancy and delivered to Tenant (but without regard to the use for which Tenant will use the Leased Premises), to the best of Landlord's knowledge and belief, such portion of the Leased Premises does not violate any covenants, conditions or restrictions which affect or encumber the Leased Premises whether or not of record, or any applicable building code, regulation or ordinance then in effect. Landlord further represents and warrants that, to the best of Landlord's knowledge and belief, the Building, foundation, walls, floors and roof are structurally sound and the plumbing, lighting and mechanical systems and equipment (including heating, ventilation and air conditioning) servicing the Leased Premises shall be in good operating condition on the date the Leased Premises are Ready for Occupancy. Without limiting the foregoing, Landlord further represents and warrants to Tenant that the Leased Premises (but without regard to the specific use to be made of the Leased Premises by Tenant), and the common areas in the Building, in their respective conditions existing on the Commencement Date of this Lease, comply with the requirements of Title III of the Americans With Disabilities Act (42 U.S.C.A. (S)12101 et seq.) (the "ADA"); provided Landlord has no obligation to have any common areas in the Building on floors other than those on which the Leased Premises are located comply until such floors are to be fully occupied by other lessees. If it is determined that these representations and warranties are untrue, then it shall be the obligation of Landlord, after written notice from Tenant, to rectify any such violation promptly at no cost to Tenant. Landlord will have the right to contest any law, statute, ordinance or governmental rule or regulation with which it is obligated to comply by appropriate proceedings diligently pursued in good faith, and, so long as neither Tenant nor the Leased Premises, or Tenant's interest in the Leasehold are subject to or threatened with any criminal liability, or civil liability against which Landlord does not agree to indemnify it and so long as Landlord's financial net worth is equal to at least three (3) times the total amount of threatened liability, Landlord may defer compliance until the resolution of its contest. Tenant will cooperate reasonably with Landlord's contest at no cost to Tenant.

     5.4  INSURANCE CANCELLATION.  Tenant shall not do or permit anything to
          ----------------------
     be done on or about the Leased Premises which may in any way cause cancellation or increase the existing rate of any insurance policy covering the Building or any of its contents or cause cancellation of any such insurance policy. If any such action shall increase the rate of any such policy, Tenant shall pay the amount of such increase, as additional rent.

     5.5  LANDLORD'S RULES AND REGULATIONS.  Tenant shall observe and comply
          --------------------------------
     with the Building rules and regulations which may be promulgated from time to time and such reasonable amendments and additions thereto as Landlord may from time to time promulgate on a non-discriminatory basis. Landlord shall not be responsible to Tenant for the non-performance of said rules and regulations by any other tenants of the Building. Landlord shall be under a duty to enforce Landlord's rules and regulations in a uniform manner.

6.   OPERATING EXPENSES.

     6.1  TENANT'S OBLIGATIONS.  In addition to the Base Rent provided for
          --------------------
     hereinabove, Tenant shall pay to Landlord an amount for Operating Expenses equal to the Tenant's Percentage Share (as set forth in paragraph H of the Basic Lease Terms) multiplied by the Building Operating Expenses during any calendar year during the term hereof calculated on an accrual basis. If the commencement date of this Lease is other than the first day of a calendar year, during the first and last calendar years of the Lease, Tenant will pay a proportion of Operating Expenses based upon the number of days in which the Lease was in effect, during such first and last calendar years of the Lease.

     6.2  DEFINITION OF OPERATING EXPENSES.  Operating Expenses are intended
          --------------------------------
     to be inclusive of all reasonable, actual and necessary costs of operating and maintaining the Building and the real property on which it is situated in a first class manner. Landlord agrees to make reasonable efforts to minimize costs insofar as such efforts are not inconsistent with Landlord's intent to operate and maintain the Building in a first class manner. Landlord reserves the right to meter separately any tenant that causes the Landlord to incur above average or abnormal Operating Expenses and Landlord, in good faith but in its sole discretion, shall determine what is "above average" or "abnormal". Operating Expenses shall be directly attributable to the operation, maintenance, management and repair of the Building and the real property on which it is situated as determined under generally accepted accounting principles ("GAAP"), consistently applied, for the applicable period, except for any specific deviations from GAAP set forth herein, for which the terms of this Lease shall control. Operating Expenses shall include, but shall not be limited, subject to the Operating Expense Exclusions under Article 6.3 herein, to the following:

          6.2.1  TAXES AND OTHER GOVERNMENT OBLIGATIONS.  All taxes,
                 --------------------------------------
          assessments, water and sewer rents, and other governmental impositions and charges whatsoever which may create a statutory lien upon the Leased Premises or the Building, which are assessed, levied or imposed during the term of this Lease, surcharges levied upon or assessed against parking spaces or areas, and any tax, levy or license fee measured by the rent payable by Tenant under this Lease which may be in lieu of or in addition to current taxes (except Landlord's net income taxes) or any obligation to any governmental entity assessed upon Landlord as a result of its ownership operation or use of the Building and all costs and expenses incurred by Landlord in contesting or negotiating the same with governmental authority if Landlord, in its reasonable discretion, elects to contest or negotiate the same. Landlord shall cause any real estate taxes which may be evidenced by improvement or other bonds or which may be paid in annual or other periodic installments to be paid in installments over the maximum period provided by law.

          6.2.2  INSURANCE COSTS.  All costs and expenses to Landlord in
                 ---------------
          maintaining the insurance, including the part of any claim required to be paid under the deductible portion of any insurance policies carried by Landlord in connection with the Building, as described under
          Article 10.2 herein.

          6.2.3  HEATING, VENTILATING & AIR CONDITIONING COSTS.  All costs and
                 ---------------------------------------------
          expenses of repairing, including major replacements, the cost for which shall be amortized over their projected useful life as reasonably determined and calculated by Landlord; operating and maintaining the heating, ventilating and air conditioning system for the Building, including maintenance contracts therefor and the cost of all utilities required in the operation of such systems, except those required to be paid directly by tenants of the Building.

          6.2.4  UTILITY & JANITORIAL COSTS.  All costs and expenses to
                 --------------------------
          Landlord in providing standard services and utilities to tenants of the Building, including office janitorial services, window washing and utilities not separately metered; together with the cost of replacement of electric light bulbs and fluorescent tubes and ballasts, which Landlord shall have the exclusive right to provide and install. Tenant shall have the right but not the obligation to provide its own janitorial service for the Leased Premises and in the event Tenant elects to provide its own janitorial service, Tenant shall provide Landlord written notice of its intent to provide its own janitorial service, and Landlord shall notify Tenant in writing of the date of expiration of Landlord's current janitorial contract, and Tenant may commence providing its own janitorial service on the day following such expiration, and Landlord shall not include janitorial service costs in Tenant's Percentage Share of Operating Expenses for the period Tenant provides it own janitorial service pursuant to the terms hereunder.

          6.2.5  COST OF PROFESSIONALS.  Cost incurred for accountants,
                 ---------------------
          attorneys and other experts or other consultants to assist such professionals in making the computations required hereunder and rendering professional services.

          6.2.6  OPERATIONS, MAINTENANCE & REPAIR.  All costs and expenses
                 --------------------------------
          incurred by Landlord in operating, managing, maintaining and repairing the Building, including all sums expended in connection with the Common Areas for general maintenance and repairs, resurfacing, painting, restriping, cleaning, sweeping, janitorial and trash services, window washing, maintenance and repair of elevators, stairways, curbs and Building signs, sprinkler systems, planting and landscaping, lighting and other utilities, maintenance and repair of any fire protection systems, automatic sprinkler systems, lighting systems, storm drainage systems and any other utility systems, costs of supplies, personnel to implement such services and to police the Common Areas, rental and/or depreciation of machinery and equipment used in such maintenance and services in accordance with GAAP, security and fire protection services, trash removal services, all costs and expenses pertaining to snow and ice removal, security systems, utilities, roof repairs and replacements with the cost of replacements being amortized over their useful life as reasonably determined and calculated by Landlord, personal property taxes, all labor costs for all full time management personnel, including all payroll taxes and administrative overhead, and all labor costs on an allocated, pro-rata basis for all management personnel to the extent they are directly related on a part time basis with the operation or the maintenance of the Property; reasonable and customary fees for management of the Building but no more than five percent (5%) of all Base Rent and Operating Expenses paid by all lessees of the Building including Tenant, fees for required licenses and permits, supplies and charges for professional management of the Building and Common Areas. If Landlord performs such management, then overhead costs equal to five percent (5%) of the total operating costs will be included in Operating Expenses but in such event no fees payable to an independent professional will so be included. Landlord, however, may cause any or all of said services to be provided by an independent contractor or contractors. Costs and expenses incurred by Landlord in operating, managing and maintaining the Building which are incurred exclusively for the benefit of specific tenants of the building will be billed accordingly and will not be included within the Operating Expenses.

          6.2.7  REQUIREMENTS OF GOVERNMENT ENTITIES.  Cost of capital
                 -----------------------------------
          improvements, structural repairs or replacements made to the Building in order to conform to changes subsequent to the Commencement Date of this Lease in any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Building or any such capital improvements, structural repairs or replacements designed primarily to reduce Operating Expenses. Expenditures for the foregoing shall be amortized at a market rate of return over the useful life of such capital improvement or structural repair or replacement as determined by Landlord's accountants, in accordance with GAAP; provided that the amortized amount of any cost-saving improvement shall be limited in any year to the estimated reduction in Operating Expenses as a result thereof.

     6.3  OPERATING EXPENSE EXCLUSIONS.  Operating Expenses shall specifically
          -----------------------------
     exclude the following:

     i) Costs of any voluntary capital additions to the Building, except to the extent they reduce operating costs; ii) Loan payments or interest, except where specifically included in Article 6.2 above; iii) Refinancing costs;
     iv) Ground rent under any ground lease or master lease; v) Depreciation or amortization, except where specifically included in Article 6.2 above; vi) Costs of remedying any building code violations; vii) Interest or penalties resulting from delinquent payment by Landlord of any taxes, fees or contract amounts; viii) Penalties or costs, including legal fees, arising from Landlord's violation of laws or proven breach of contracts with third parties; ix) Advertising costs, promotional fees, and leasing commissions;
     x) Alterations or improvements to other tenants' space; xi) Costs for services reimbursed by other tenants, unless such reimbursement constitutes such other tenants' regular contribution to operating expenses of the Building; xii) Costs of initial landscaping or construction of the Building; xiii) Payment of salaries to any employees of the Landlord above the level of manager of the Building; xiv) To the extent services are performed or materials provided by entities related to the Landlord, all amounts paid in excess of amounts which would otherwise be paid to unrelated third parties for similar services performed to the same standard of quantity and of quality; xv) Any bad debt loss, rent loss or reserves for bad debt or rent loss; xvi) Costs, including legal fees, directly and solely related to the creation, maintenance and operation of the entity or partnership which constitutes the Landlord; xvii) The cost of any work for which Landlord is reimbursed by insurance proceeds or for which Landlord is reimbursed by reason of any warranty or guaranty; xviii) Initial hookup or connection charges for water, sewer, and electrical utilities; xix) Initial installation of any fire/life safety systems or equipment (including any sales taxes or other taxes thereon); xx) Professional fees including accounting and legal fees, and other costs incurred in the leasing of space, or in connection with a dispute with or default of Tenant or another tenant, or defense of Landlord's title or interest in the Building; xxi) Consulting fees specifically related to ownership of the Building as opposed to operation of the building; xxii) Initial paving and painting of parking areas; xxiii) Cost of any space occupied by the property manager and leasing agent; xxiv) Dues, fees, and contributions paid to civic or political organizations and associations; xxv) Franchise fees or charges;
     xxvi) Improvements made for other tenants or rent concessions made for other tenants instead of improvements xxvii) Expenses incurred in removing or storing an ex-tenant's property; xxviii) Rentals for items which, if purchased rather than rented, would constitute a capital improvement or equipment; xxix) Costs of services, utilities, or other benefits which are not offered to Tenant or for which Tenant is charged for directly, but which are provided to another tenant or occupant of the Property, including, but not limited to, above Building standard heating, ventilation and air-conditioning, janitorial services and exclusive use Common Areas;
     xxx) Costs arising from the negligence, or intentional misconduct of Landlord, its employees or its agents, or of any other tenant, or any vendors, contractors, or providers of materials or services selected, hired or engaged by Landlord or by Landlord's authorized agents; xxxi) Costs arising from the presence or removal of Hazardous Materials as defined herein, located in or about the Building; xxxii) Initial costs for sculpture, paintings or other objects of art; xxxiii) The cost of correcting latent defects in the design, construction or operating systems of the Building; xxxiv) Reserves for capital items, including, but not limited to, replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties;
     xxxv) Any costs associated with the purchase or rental of furniture, fixtures, or equipment for any management, security, engineering, or other offices associated with the building or for Landlord's office or the offices of other landlords of the building; xxxvi) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord in the Building or Property; xxxvii) The entertainment expenses and travel expenses of Landlord, its employees, agents, partners and affiliates; (xxxviii) any state, local, federal, personal or corporate income tax measured by the income of Landlord; (xxxix) real estate taxes resulting from overstandard improvements made by other tenants; (xxxx) damage and repairs covered under any insurance policy, except for the cost of any deductible, carried by, or required to be carried by, Landlord in connection with the Building or Common Areas; (xxxxi) Landlord's general overhead expenses not related to the Building; (xxxxii) costs incurred due to violation by Landlord or any other tenant in the Building of the terms and conditions of any lease; (xxxxiii) costs incurred in connection with any portion of the Building which is used for parking and for which parking fees are charged; and (xxxxiv) property management fees in excess of five percent (5%) of Tenant's Base Rent and Operating Expenses. Landlord shall not collect in excess of one hundred percent (100%) of Operating Expenses or any item of cost more than once.

     6.4  TIME OF PAYMENT.  Tenant shall pay to Landlord in advance on the
          ---------------
     first day of each calendar month during the term and any extensions hereof one-twelfth (1/12) of Tenant's Percentage Share of the estimated annual Operating Expenses. If the term of this Lease commences on a day other than the first day of a calendar month, Tenant shall pay to Landlord on the first day of the term a sum determined by multiplying one three hundred sixty-fifth (1/365) of the Tenant's Percentage Share of the estimated annual Operating Expenses by the number of days remaining in the first calendar month of the term. Any change in the Tenant's Percentage Share resulting from changes in any particular floor area during the term shall be effective as of the first day of the month following the change.

     6.5  RE-ESTIMATIONS.  At anytime and from time to time during the term
          --------------
     hereof but no more than one (1) time in any six (6) month period, Landlord may furnish Tenant with written notice of a re-estimation of the annual Operating Expenses to reflect more accurately, in Landlord's reasonable opinion, the current Operating Expenses. Commencing on the first day of the calendar month next succeeding delivery of such notice to Tenant, and continuing on the first day of each subsequent calendar month during the term (until subsequently re-estimated), Tenant shall pay to Landlord one-twelfth (1/12) of the Tenant's Percentage Share of the estimated annual Operating Expenses, as re-estimated.

     6.6  ANNUAL ADJUSTMENTS.  After the commencement of each year during the
          ------------------
     hereof

     Landlord shall furnish to Tenant an itemized statement, certified as correct by Landlord, setting forth the total Operating Expenses for the preceding calendar year, the amount of Tenant's Percentage Share of Operating Expenses and the payments made by Tenant with respect to such calendar year. If Tenant's Percentage Share of the actual Operating Expenses for such year exceeds the payment so made by Tenant, Tenant shall pay Landlord the deficiency within thirty (30) days after receipt of such statement. If the payments so made by Tenant exceed Tenant's Percentage Share of the actual Operating Expenses, Tenant shall be entitled to offset the excess against the next payment(s) due to Landlord on account of Operating Expenses (or, at the end of the term hereof, if Tenant is not in default hereunder, Landlord shall refund the overage to Tenant). Until Tenant receives a statement pursuant to Section 6.4 setting forth a new amount of Tenant's estimated Percentage Share of Operating Expenses for the new calendar year, Tenant shall continue to pay such Tenant's Percentage Share at the rate being paid for the year just completed. Moreover, Tenant shall pay to Landlord, or deduct from the rent, as the case may be, on the date required for the payment of its Percentage Share of Operating Expenses as adjusted, the difference, if any, between the monthly installments of estimated Operating Expenses so adjusted for the new calendar year and the monthly installments actually paid during each year since January 1st.

     6.7  Audit Right:  Notwithstanding any provision of this Lease to the
          -----------
     contrary, Tenant shall have the right during the applicable Review Period (as defined below), after reasonable notice and at reasonable times, to inspect and photocopy Landlord's accounting records at Landlord's office where such accounting records are customarily maintained in the Denver metropolitan area, or, at Landlord's option, at the Building. If, after such inspection and photocopying, Tenant disputes Tenant's Share of Operating Expenses for the preceding calendar year, Tenant shall be entitled to retain an independent auditor who has substantial knowledge of real estate matters to audit and review Landlord's records to determine the proper amount of Tenant's Share of Operating Expenses. If such audit alleges that Landlord has overcharged Tenant, then within five (5) days after the results of such audit are made available to Landlord, Landlord shall either reimburse Tenant the amount of such overcharge previously paid by Tenant or provide Tenant with a detailed explanation of why Landlord contests the results of such audit. Tenant agrees to pay all costs of such audit, provided that, if Landlord's determination of Tenant's Share of Operating Expenses was in error in Landlord's favor by more than three percent (3%), Landlord shall pay the cost of such audit. Landlord shall be required to maintain records of all Operating Expenses and other rent adjustments for not less than one (1) year following Landlord's delivery to Tenant of each statement setting forth Tenant's Share of Operating Expenses (the "Review Period") for the preceding calendar year. The payment by Tenant of any amounts pursuant to this Lease shall not preclude Tenant from questioning at any time during the applicable Review Period the correctness of any statement of a reconciliation of any Operating Expenses for any preceding calendar year provided by Landlord, but the failure of Tenant to object thereto and complete the audit thereof prior to the expiration of the Review Period for such statement shall be conclusively deemed Tenant's approval of such Statement. Tenant shall not be deemed to have objected to any statement by Landlord unless Tenant gives such statement in writing, signed by Tenant and the auditor, with a detailed analysis of every objection, and an explanation of what Tenant proposes is a corrected statement of Tenant's liability. Nothing herein shall preclude Tenant 's liability from increasing if such audit reveals that Tenant has been undercharged.

7.   UTILITIES AND SERVICES.

     7.1  UTILITIES PROVIDED.  Landlord will cause to be made available to
          ------------------
     Tenant upon the Leased Premises, facilities for the supply of domestic hot (or tempered) and cold running water at general points of usage, electricity and telephones on a twenty-four (24) hour seven (7) day per week basis. Tenant agrees, at its own expense, to pay for all utilities which are separately metered for the Leased Premises or which are billed directly to Tenant from and after the delivery of possession thereof by Landlord. If any such charges are not paid when due, Landlord may pay the same, and any amount so paid by Landlord shall thereupon become due to Landlord from Tenant as additional rent.

     7.2  ELECTRIC SERVICE.  Landlord will cause to be made available to the
          ----------------
     Leased Premises electric power for normal lighting and small office equipment on a twenty-four (24) hour seven (7) day per week basis. Tenant shall use the electricity supplied to the Leased Premises only for standard lighting and standard office equipment. Tenant shall not make any alteration to the Building electric system or connect high wattage electrical equipment (including, without limitation, computer equipment) without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Tenant shall pay, as additional rent, the cost of modifications to the Building's electrical system necessitated by such usage, the cost of separate metering, if required by Landlord, and the cost of the additional electrical service provided to Tenant, unless billed directly to Tenant by the utility company.

     7.3  HEATING, VENTILATION AND AIR CONDITIONING OF SERVICE.  Landlord shall
          ----------------------------------------------------
     furnish to the Leased Premises and to the Building, heating and air conditioning maintained at such temperatures as are established by custom and practice for first-class office buildings in Colorado Springs, Colorado during Normal Business Hours, provided however, Landlord's obligation hereunder shall at all times be subject to compliance with applicable laws, ordinances, rules and regulations established by governmental authority. Tenant shall not make alterations or additions to the Leased Premises, or install any equipment or machinery which would affect the heating and air conditioning system of the Building, without Landlord's prior written consent. Tenant shall pay the cost of all modifications, supplements or additions required to such mechanical systems as a result of any alteration, additions or installation requested by the Tenant.

     7.4  NORMAL OPERATING HOURS AND EXTENDED HOURS.  Normal Business Hours
          -----------------------------------------
     shall mean the hours of 7:30 a.m. to 6:00 p.m. Monday through Friday, except during any Building Holidays which include New Year's Day, Easter, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Landlord, upon Tenant's request, shall provide for services at times other than Normal Business Hours, which additional hours shall be at Tenant's expense provided at Landlord's actual cost without surcharge. Landlord shall provide an access system to Tenant which will allow access to the building 24 hours per day seven (7) days per week.

     7.5  INTERRUPTION OF SERVICES.  Landlord shall not be liable for any
          ------------------------
     damage, loss or expense incurred by Tenant by reason of any interruption, reduction (permanent or temporary) or failure of the utilities and services, except when caused by the negligent acts or intentional misconduct of Landlord. Landlord may, with notice to Tenant, or without notice in case of emergency, cut off and discontinue services when such discontinuance is necessary in order to make repairs or alterations and Landlord shall diligently perform such repair or alterations. If the Leased Premises are rendered unusable for their intended purpose as a result of such failure, interruption or reduction for a continuous period of 72 hours and Tenant does not occupy the Leased Premises as a result thereof, the Base Rent shall thereafter abate until Tenant resumes occupancy of the Leased Premises or services are restored, whichever first occurs. No failure, interruption or reduction of services shall be construed as an eviction or disturbance of possession by Landlord unless the interruption or reduction continues for thirty (30) days in which case Tenant may terminate this lease.

8.   MAINTENANCE, REPAIRS AND ALTERATIONS.

     8.1  LANDLORD'S OBLIGATIONS.  Landlord, at Landlord's expense, shall
          ----------------------
     maintain the structural integrity of the foundations, exterior roof and exterior walls (excluding the interior surface of exterior wall and all windows, doors and plate glass) of the Building, except that Tenant shall bear the cost of all repairs to the Building (including the Leased Premises and the apparatus contained therein) which become necessary by reason of negligence or misuse by Tenant, its customers, invitees or employees, and cost thereof shall be paid to Landlord on demand as additional rental. Except for Tenant's obligations as provided in the following section, Landlord shall make all other repairs, provide general maintenance and furnish such janitorial services as Landlord deems reasonably necessary for the operation of a first class office building, and the cost thereof shall be included in the Operating Expenses. Landlord shall have no obligation to commence any repair until a reasonable time after the receipt by Landlord of written notice of the need for repairs or Landlord's actual knowledge that such repair is required. Landlord shall be under a duty to act as quickly as it is reasonably able, following written notice in the event of an emergency repair.

     8.2  TENANT'S OBLIGATIONS.  Throughout the term of this Lease, Tenant shall
          --------------------
     exercise due care in the use and occupancy of the Leased Premises and the Building and shall, at Tenant's expense, repair all damage thereto caused by Tenant's use thereof. Tenant, at Tenant's expense, shall provide for all special or additional maintenance services required by Tenant's special uses of the Leased Premises. If Tenant fails to perform Tenant's obligations under this section, Landlord may, without terminating this Lease, enter upon the Leased Premises after three (3) days' prior written notice to Tenant, and put the same in good order, condition and repair, and the cost thereof shall be immediately due and payable as additional rent to Landlord. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Leased Premises by Tenant as a result of performing any such repair and maintenance, except for damage caused by the negligence of Landlord or it's employees. Tenant will not bring into the Leased Premises or permit the placing within the Leased Premises of equipment or property exceeding the floor loads of the Building.

     8.3  NOTIFICATION TO LANDLORD.  Tenant agrees to notify promptly the
          ------------------------
     Landlord or its representative of any accidents or defects in the Building of which Tenant becomes aware, including defects in pipes, electric wring and heating, ventilation and air conditioning equipment or condition which may cause injury or damage to the Building or any person therein.

     8.4  SURRENDER OF LEASED PREMISES.  Upon the expiration or sooner
          ----------------------------
     termination of the Lease Term, Tenant agrees to quit and surrender the Leased Premises, broom-clean, in good condition and repair, ordinary wear and tear excepted, together with all keys and combinations to locks, safes and vaults and all improvements, alterations, additions, lighting fixtures and equipment at any time made or installed in, upon or to the interior or exterior of the leased Premises (except personal property, signs and trade fixtures and equipment put in at Tenant's expense) all of which shall thereupon become the property of Landlord without any claim by Tenant therefor, but the surrender of such Property to Landlord shall not be deemed to be a payment of rent or in lieu of any rent reserved hereunder. Before surrendering the Leased Premises, Tenant shall remove all of Tenant's personal property, signs and trade fixtures and equipment and, at Landlord's option (subject to Article 9.1 below), Tenant shall also remove any alterations, additions, fixtures, equipment and decorations at any time made or installed by Tenant in, upon or to the interior or exterior of the Leased Premises, and Tenant further agrees to repair any damage caused thereby. If Tenant shall fail to remove any of Tenant's personal property and trade fixtures, then at the option of Landlord, either the same shall be deemed abandoned and become the exclusive property of Landlord, or Landlord shall have the right to remove and store said property, at the expense of Tenant, upon written notice to Tenant and hold Tenant responsible for any and all charges and expense incurred by Tenant therefor. If the Leased Premises are not surrendered upon termination of this Lease, Tenant shall indemnify Landlord against all loss or liability resulting from the delay by Tenant in so surrendering the same, including, without limitation, any claims made by any succeeding occupant founded on such delay. Tenant's obligations under this section shall survive the expiration or sooner termination of the Lease Term.

9.   ALTERATIONS AND ADDITIONS.

     9.1  LANDLORD'S CONSENT REQUIRED.  Tenant shall not make any alterations or
          ---------------------------
     additions to the Leased Premises in excess (i) of $10,000.00, in any twelve
     (12) month period, or (ii) which require the issuance of a building permit of any type, or (iii) which affect the structure of the Building or any of the electrical, mechanical, plumbing or other components located within the Leased Premises, but which service other parts of the Building which are not part of the Leased Premises, without first obtaining Landlord's written consent. For those alterations and additions submitted by Tenant for Landlord's approval, Landlord hereby agrees to notify Tenant, in writing, at the same time that Landlord consents to the installation of such alterations and additions to the Leased Premises by Tenant, whether or not such alterations and additions must be removed from the Leased Premises by Tenant upon the expiration or earlier termination of this Lease. Tenant shall cause all repairs or alterations, whether or not approved by Landlord, to be done promptly and in a good and workmanlike manner in accordance with the plans and specifications, which plans and specifications must be submitted to Landlord at least fifteen (15) days prior to the commencement of any alterations or additions, submitted to Landlord and such rules and regulations as may be established by Landlord. All work shall be performed in accordance with applicable building codes and governmental regulations. Except as provided above, all work done and material supplied shall be done or supplied only by contractors reasonably approved by Landlord, and Landlord shall have the right to grant such approval conditionally.

     9.2  PAYMENT FOR WORK.  All costs of any work performed by or at the
          ----------------
     instance of Tenant shall be paid promptly by Tenant so as to avoid the assertion of any mechanic's and/or materialmen's liens. Within thirty (30) days after receipt of notice thereof, Tenant shall discharge, by bonding, payment or other means reasonably acceptable to Landlord, any mechanic's lien filed against the Leased Premises or the Building resulting from material or labor furnished or performed at the instance or request of Tenant. If the lien is not discharged within said thirty (30) days period, Landlord shall have the right, but not the obligation, to discharge said lien by payment, bonding or otherwise, and the costs and expenses to Landlord of obtaining such discharge shall be paid to Landlord by Tenant on demand as additional rent. Landlord shall have the right at any time and from time to time to post and maintain on the Leased Premises and Building such notices as Landlord deems necessary to protect the Leased Premises against mechanic's liens.

     9.3  SIGNAGE.  See Exhibit "G".
          -------

10.  INSURANCE.

     10.1 TENANT'S INSURANCE. Tenant shall, at its own cost, at all times
          ------------------
     during the term of this Lease and any extensions hereof, procure and maintain all risk insurance for hazard, fire and extended coverage on Tenant's personal property and the contents of the Leased Premises in an amount equal to full replacement cost thereof with a deductible of no more than $1,000, workers' compensation and employers' liability insurance in the minimum statutory amount and including a waiver of subrogation in favor of the Landlord and Landlord's insuror (to the extent available), and comprehensive general liability insurance on an occurrence basis, including coverage for bodily injury, broad form property damage, personal injury (employee and contractual liability exclusions deleted), products and completed operations, contractual liability, owner's protective liability, host liquor legal liability and cross liability with the following limits of liability: One Million Dollars ($1,000,000.00) combined single limit for each occurrence of bodily injury, property damage and personal injury; Two Million Dollars ($2,000,000.00) aggregate for bodily injury and property damage for products and completed operations. Tenant shall further, at its own cost, at all times during the term of this Lease and any extensions hereof, procure and maintain insurance for automobile liability including coverage for bodily injury, property damage and personal injury for owned, hired and non-owned autos with the following limits of liability: One Million Dollars ($1,000,000.00) combined single limit for each occurrence of bodily injury, property damage and personal injury. Tenant shall also maintain business interruption insurance in an amount sufficient to reimburse Tenant for direct and indirect loss of earnings attributable to prevention of access to the Building or Leased Premises as a result of such perils, and such other forms and amounts of insurance as Landlord or its mortgagee may reasonably require from time to time provided that such insurance is in general conformance with commercially reasonable forms and amounts of insurance carried by prudent and reasonable landlords of comparable properties in the Colorado Springs area. All such insurance shall be procured from a responsible insurance company or companies authorized to do business in the State where the Leased Premises are located, with general policyholder's ratings of not less than "A-" and a financial rating of not less than "XI" in the most current available Best's Insurance Reports, and shall be otherwise reasonably satisfactory to Landlord. All such policies shall name Landlord and Landlord's property management agent as additional insureds, and shall provide that the same (to the extent applicable to the Leased Premises and the Building) may not be canceled or altered except upon thirty (30) days prior written notice to Landlord. All insurance maintained by Tenant shall be primary to any insurance provided by Landlord. Tenant shall provide certificate(s) of such insurance to Landlord prior to occupancy of the Leased Premises and commencement of the Lease term and at least thirty (30) days prior to the annual renewal date thereof and upon request from time to time, if required for a legitimate business purpose related to Landlord's operation of the Building, and such certificate(s) shall disclose that such insurance names Landlord and Landlord's designated property management agent as an additional insured, in addition to the other requirements set forth herein. The limits of such insurance shall not, under any circumstances, limit the liability of Tenant hereunder.

     Should Tenant fail to procure such insurance within the time period hereinbefore specified, Landlord may, at its option, but Landlord shall have no obligation to do so, procure such insurance and pay the premiums therefor and Tenant agrees to reimburse Landlord for the cost thereof plus interest thereon at the rate of eighteen percent (18%) per annum (but in no event in excess of the maximum rate permitted under law), as Additional Rent on the first day of the calendar month following the rendition of the bill or bills therefor and Landlord shall have the same rights and remedies in enforcing the payment of such additional rent as in the case of Tenant's failure to pay the rent herein reserved.

     10.2 LANDLORD'S INSURANCE. Landlord agrees to carry and maintain the
          --------------------
     following insurance during the term of this Lease and any extension hereof: all risk property insurance for fire, hazard and extended coverage with respect to the Building and the Common Areas; and general public liability insurance against claims for personal injury, including death and property damage in or about the Leased Premises and the Building (excluding Tenant's Property), such insurance to be in an amount not less than One Million Dollars ($1,000,000.00) combined single limit; Two Million Dollars ($2,000,000.00) aggregate for bodily injury and property damage. Such insurance may expressly exclude property paid for by tenants or paid for by Landlord for which tenants have reimbursed Landlord located in, or constituting a part of the Building. Such insurance shall afford coverage for damages to the Building and leasehold improvements (to the extent of the cost thereof was paid by Landlord) in amounts of not less than one hundred percent (100%) of the replacement value (exclusive of foundations and improvements which Tenant is required to insure) resulting from (a) fire, (b) perils covered by extended coverage insurance, and (c) explosion of steam and pressure boilers and similar apparatus located in the Building. Landlord may carry such other additional insurance coverage as Landlord or Landlord's mortgagee deems appropriate, including coverage for loss of rents. All such insurance shall be procured from a responsible insurance company, or companies, authorized to do business in the State where the Leased Premises are located, with general policyholder's ratings of not less than "A-" and a financial rating of not less than "XI" in the most current available Best's Insurance Reports. Tenant shall pay its Percentage Share of the cost of such insurance as part of the Operating Expenses. Tenant shall have no right to any portion of the proceeds of any insurance carried by Landlord.

     10.3 WAIVER OF SUBROGATION.  Each party agrees to include in each of its
          ---------------------
     policies insuring against loss, damage or destruction by fire or other casualty, a waiver of the insurer's right of subrogation against the other party, or if such waiver is unobtainable or unenforceable (i) an express agreement that such policy shall not be invalidated if the insured, prior to the casualty, waives the right of recovery against any party responsible for a casualty covered by the policy; or (ii) any other form of permission for the release of the other party. Each party hereby releases the other party with respect to any claim (including a claim of negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property (including the Premises, Building and rental value or business interruption) occurring during the term of the Lease to the extent to which it is insurable under any policy or policies required to be carried under this Lease (which are required to contain a waiver of subrogation or permission to release liability) and for which the applicable party actually receives the proceeds from the applicable insurer.

11.  INDEMNITY.

     11.1 INDEMNIFICATION OF LANDLORD.  Tenant shall, and hereby does,
          ---------------------------
     indemnify and hold Landlord harmless from and against any and all losses, claims and damages arising from Tenant's use of the Leased Premises exclusive of Common Area or the conduct of its business or from any act or omission by Tenant to act, activity, work or thing done, permitted or suffered by Tenant in or about the Leased Premises, and shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance by Tenant of any obligation of Tenant to be performed under the terms of this Lease, or arising from any act or negligence of Tenant or any of its agents, licensees or contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in connection therewith (except to the extent that an agent, licensee or contractor or their insurance carrier covers such loss, claim or damage). In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risks of damage to property or injury to person in, upon or about the Leased Premises except to the extent such damage to property or injury to person is caused by the act or omission of Landlord, its agents, employees or contractors. The indemnity shall also apply during Tenant's occupancy of the Leased Premises prior to the commencement of the Leased Term.

     11.2 INDEMNIFICATION OF TENANT.  Landlord shall indemnify and hold harmless
          --------------------------
     Tenant against and from any and all claims arising from Landlord's use of the Building from any activity, work or other thing done, permitted or suffered by the Landlord in or about the Building, except for any loss or claim caused by the acts or omissions of any other tenants in the Building, and Landlord shall further indemnify and hold harmless Tenant against and from any and all claims arising from any breach or default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease, or arising from any act or negligence of the Landlord, or any officer, employee, agent or licensee or contractor of the Landlord (except for any acts, loss or damage caused by other tenants in the Building and except to the extent that an agent, licensee or contractor or their insurance carrier covers such loss, claim or damage), and from all and against all cost, attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding brought against Tenant by reason of any such claim. Landlord upon notice from Tenant shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant. Landlord, as a material part of the consideration to the Tenant, hereby assumes all risk of damages to property or injury to person, in, upon or about the Building, from any cause other than Tenant's act, omission, negligence or willful misconduct, and Landlord hereby waives all claims in respect thereof against Tenant.

     11.3 LANDLORD'S LIABILITY.  Landlord shall not be liable for injury or
          --------------------
     damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or any other person in or about the Leased Premises caused by or resulting from theft, or fire, or from steam, electricity, gas or water, which may leak, or flow from or into any part of the leased Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, except to the extent caused by the negligence or wilful misconduct of Landlord or its employees. All of Tenant's property shall be kept, stored and maintained at the sole risk of Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any tenant of the Building, except to the extent such damages are the result of Landlord's failure to enforce Landlord's rules and regulations in a uniform manner. Except as to the limitations of liabilities set forth above, Landlord indemnifies Tenant for all other liability, loss or damage solely and proximately caused by Landlord's acts.

     11.4 AMERICANS WITH DISABILITIES ACT ("ADA").  Except for any claims which
          ---------------------------------------
     result from Landlord's acts or omissions in the construction of the Base Building described in Exhibit B attached hereto, Landlord, its agents and employees shall not be liable, and Tenant hereby waives its rights, if any, to claim for any damage or loss as a result of any failure of the Building to comply strictly with the ADA as it applies to the Building. Except for any claims which result from Landlord's acts or omissions in the preparation of the Tenant Finish Work described in Exhibit B attached hereto, Tenant hereby agrees to save, hold harmless and defend Landlord against any claims, suits or liabilities made against the Landlord by any of Tenant's existing or prospective clients, employees, agents, servants or invitees as a result of or in connection with any non-compliance of the Premises with the ADA. In the event any failure of the Building to comply with the ADA, and if such failure substantially interferes with the operation of Tenant's business in the Premises, Tenant's sole remedy shall be for termination of this Lease, provided that Tenant shall have no claim for termination of this Lease based on the non-compliance with the ADA by the Building unless Tenant promptly gives notice of any such non-compliance and allows Landlord a reasonable time to correct any such non-compliance. If Tenant properly terminates this lease under this paragraph and vacates the property within sixty (60) days thereafter, Tenant shall not be penalized and shall have no further obligations for payment of rent and other charges after Tenant has vacated the Premises. No notice or termination under this paragraph shall be effective unless (i) it is given by Tenant within sixty (60) days after Tenant determines that Landlord is not willing or refuses to remedy any alleged failure of the Building to comply with the ADA and (ii) it specifies the date on which Tenant shall vacate the Premises.

12. CASUALTY AND RECONSTRUCTION. If the Leased Premises or the Building are damaged by fire or other insured casualty, Landlord will give Tenant notice of the time which will be needed to repair such damage, as reasonably determined by Landlord's licensed architect or engineer ("Landlord's Architect"), and the election (if any) which Landlord has made according to this Paragraph. Such notice will be given no later than the thirtieth (30th) day (the "Notice Date") after the fire or other insured casualty.

     12.1 SHORT-TERM REPAIRS.  If the Leased Premises or the Building are
          ------------------
     damaged by fire or other insured casualty to an extent which may be repaired within one hundred and eighty (180) days after the date of the casualty (the "Casualty Date"), as determined by Landlord's Architect, Landlord will proceed with due diligence to promptly repair the damage. In that event this Lease will continue in full force and effect except that Base Rent and Operating Expenses will be abated from the Casualty Date until the date of the substantial completion of such repairs (the "Repair Period") in proportion to the rentable square footage of the Premises which Tenant is unable to use for the conduct of its normal business operations during the Repair Period.

     12.2 LONG-TERM REPAIRS.  If the Leased Premises or the Building are
          -----------------
     damaged by fire or other insured casualty to an extent which may not be repaired within one hundred eighty (180) days after the date of such fire or other insured casualty (the "Casualty Date"), as determined by Landlord's Architect, then (i) Landlord may cancel this Lease as of the Casualty Date by written notice given to Tenant on or before the Notice Date, or (ii) Tenant may cancel this Lease as of the date of such damage by written notice given to Landlord within ten (10) days after Landlord's delivery of a notice that the repairs cannot be made within one hundred eighty (180) days following the Casualty Date. If neither Landlord nor Tenant so elects to cancel this Lease, Landlord will proceed with due diligence to promptly repair the Building and Leased Premises, and Base Rent will be abated during the Repair Period in proportion to the rentable square footage of the Premises which Tenant is unable to use for the conduct of its normal business operations during the Repair Period.

     12.3 CASUALTY IN LAST YEAR OF LEASE.  Any other provisions of this Lease
          ------------------------------
     to the contrary notwithstanding, Landlord shall have no obligation to rebuild the Leased Premises or the Building, and Tenant shall have the right to terminate this Lease as of the Casualty Date, if the casualty occurs within the final twelve (12) months of the term of this Lease, unless Tenant agrees to exercise any option it then has to extend this Lease, or the parties otherwise agree to an extension or renewal hereof.

13.  TENANT TAXES.

     13.1 PERSONAL PROPERTY.  Tenant shall pay prior to delinquency all taxes,
          -----------------
     assessments, license fees and public charges levied, assessed or imposed upon or measured by the value of its business operation, including but not limited to the furniture, fixtures, leasehold improvements, equipment and other property of Tenant at any time situated upon or installed in the Leased Premises by Tenant. Tenant shall cause all such personal property to be assessed and billed separately from the real property of Landlord.

     13.2 INCREASE IN TAXES.  If at any time during the term of this Lease any
          -----------------
     of Tenant's property is assessed as a part of the Leased Premises, or if the assessed value of the Landlord's property is increased by the inclusion therein of a value place on Tenant's property, Tenant shall pay to Landlord upon demand, as additional rent, the amount of any such additional taxes as may be levied against the Building by reason thereof.

14.  COMMON AREAS.

     14.1 DEFINITION.  The term "Common Areas" means all areas and facilities
          ----------
     outside the Leased Premises that are provided and designated for the common use and convenience of Tenant and other tenants of the Building, their respective officers, agents, employees, customers and invitees. Common Areas include, but are not limited to, corridors, lobbies, pedestrian sidewalks, stairways, landscaped areas, drinking fountains and rest rooms on multi-tenant floors, elevators and shipping and receiving areas of the Building, parking areas, private streets and lighting or utilities.

     14.2 MAINTENANCE.  Landlord will maintain, operate and repair (or cause
          -----------
     others to do so) all of the Common Areas and keep the same in clean and sightly condition, including snow removal, in accordance with customary practices for first class commercial office buildings in the Colorado Springs area, during the term of this Lease; the cost for which is included within Operating Expenses. Landlord shall have the right to adopt and promulgate reasonable rules and regulations from time to time concerning the Common Area generally applicable to tenants and occupants of parking areas, if any, designated exclusively for customers of the Building. For the purpose of maintenance and repair, or to avoid involuntary taking or to prevent the public from obtaining prescriptive rights, Landlord may temporarily close portions of the Common Areas, and such actions shall not be deemed an eviction of Tenant or a disturbance of Tenant's use of the Leased Premises.

     14.3 TENANT'S RIGHTS AND OBLIGATIONS.  Landlord grants to Tenant, during
          -------------------------------
     the term of this Lease, the nonexclusive right and license to use, for the benefit of Tenant and its officers, agents, employees, customers and invitees, in common with others entitled to such use, the Common Areas as they from time to time exist, subject to the rights and privileges of Landlord reserved herein. Tenant shall not at any time interfere with the rights of Landlord and others entitled to use any part of the Common Areas, and shall not store, permanently or temporarily, any materials, supplies or equipment in the Common Areas.

     14.4 CHANGES TO COMMON AREAS.  Landlord shall have the right at any time
          -----------------------
     during the term to change the location of entrances to the Building and change, alter, remodel, reduce or improve the Common Areas, elevators, drains, pipes, heating and air conditioning apparatus or any other part of the Building except the Leased Premises without compensation to Tenant, provided Landlord does not change or alter the Common Areas in a manner which materially or unreasonably interferes with Tenant's Use of the Leased Premises. For such purposes, Landlord may, if necessary, enter, pass through and work upon the Leased Premises, provided that Landlord shall carry out such work diligently and reasonably, and provided Landlord notifies Tenant of such entry or work, in writing, at least twenty-four hours in advance, except in the case of emergency for which no advance notice shall be required.

15.  ASSIGNMENT AND SUBLETTING.

     Tenant shall neither voluntarily nor by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Leased Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Leased Premises, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld or delayed and shall be deemed given if Landlord does not respond to Tenant's request for consent within fifteen (15) days after the written request is received. Any request by Tenant shall be in writing with complete and accurate details of the proposed assignment or sublease, including, without limitation, the proposed use by such assignee or sublessee, current financial statements (balance and income sheets), certified by one or more owners of the proposed assignee or sublessee and prepared or approved by a certified public accountant as being true and complete, and prepared in accordance with generally accepted accounting principles. Any objection to any proposed assignment or subletting may include or be based on an allegation that the Tenant has provided insufficient or incomplete information regarding the proposed transaction or parties. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent, at the option of the Landlord, shall be void, and constitute a default under this Lease.

     If any amounts payable by an assignee (including, without limitation, any consideration for the assignment of the Lease) or subtenant with respect to its occupancy of the Leased Premises are in excess of the amounts payable by Tenant to Landlord hereunder, said excess amounts (after first deducting from such excess amounts all Tenant's actual out of pocket costs to third parties for such subleasing or assignment, such as Tenant Improvements, lease commissions, attorneys fees, free rent and advertising), shall be equally divided between the original Tenant and the Landlord. In the event of an assignment, if the excess is paid as a lump sum, then all such costs shall be deducted before it is divided; and if the excess is paid over a term, such costs shall be amortized over that term and deducted from the payments received. In the event of a sublease, all such amounts due to the Landlord shall constitute Additional Rent due on the same day such excess rent or other charges are due by such Sublessee or Assignee. Tenant shall not permit any subtenant to make any Alterations without the advance written consent of Landlord. If Tenant requests an approval by Landlord for any assignment or subletting, Tenant agrees to pay all reasonable costs and fees incurred by Landlord in connection with any such proposed assignment or subletting, regardless of whether such assignment or subletting is eventually consummated; provided that no such costs or fees shall exceed One Thousand and 00/100 Dollars ($1,000.00) for each proposed assignment or subletting.

     Except as set forth in this sentence, Tenant shall have no claim, and hereby waives the right to any claim, against Landlord for money damages by reason of any refusal, withholding or delay by Landlord of any consent or approval to any proposed assignment or subletting, and, in such event, Tenant's sole remedy for any such refusal, withholding or delay shall be an action for specific performance or injunction; provided that Tenant shall also have a claim for damages if, after Tenant has filed a lawsuit for specific performance or injunctive relief, but prior to the court's determination of Tenant's request for specific performance and/or injunctive relief, the proposed assignee or sublessee refuses to complete the assignment or subletting, unless the primary reason for such refusal to complete the transaction is not the delay caused by waiting for the court's determination; and provided further that until there has been a determination by a court of competent jurisdiction regarding Tenant's request for specific performance, injunction or damages, Tenant shall have no right to withhold the payment of any Base Rent, Additional Rent or other charges payable by Tenant hereunder, or to claim any setoff against same on account of this paragraph 15, and Tenant hereby consents that Landlord is entitled to have Tenant's obligation (to continue to pay Base Rent and other charges until a determination on Tenant's claim for specific performance, injunction or damages) enforced by injunctive relief. The Tenant agrees that Landlord's withholding of consent to any proposed assignment or subletting shall be deemed to be reasonable if, in addition to any other reasonable factors used by Landlord in its evaluation, (i) any existing guarantor, surety or assignor fails to agree in writing to continue to remain liable for the entire term of the Lease after such assignment and/or subletting, (ii) the proposed assignee or sublessee is not, in Landlord's reasonable determination, financially capable of complying with this Lease, or the portion thereof subject to such assignment and/or subletting, according to its terms, (iii) the proposed assignee or sublessee will use the Leased Premises for a purpose other than as allowed under Article 5 above or (iv) the proposed assignee or sublessee will use the Leased Premises for a purpose which violates the exclusive rights granted by Landlord to any other lessee in the Building prior to such assignment or subletting.

     So long as the proposed assignee or sublessee and such assignment or subletting do not violate the terms of (i), (iii) or (iv) of the preceding sentence, Landlord hereby consents to any assignment or subletting of this Lease or any interest therein to any Affiliate of Tenant (as defined below), so long as Tenant gives detailed written notice of such assignment or subletting to Landlord at least thirty (30) days prior to the effective date of any such assignment or subletting, and so long as such Affiliate executes any and all documents reasonably required to bind such Affiliate to the terms of this Lease, to the extent applicable to the portion of the Lease which is being assigned to or sublet by such Affiliate. A person shall be deemed to be an Affiliate of Tenant if (i) Tenant owns at least eighty percent (80%) of all issued and outstanding stock or other ownership interest in such person, such person owns at least eighty percent (80%) of the issued and outstanding stock or other ownership interest in Tenant or a third person owns at least eighty percent (80%) of the stock or other ownership interest in both the Tenant and the other person who is the proposed assignee or sublessee, or the person is an entity into which Tenant is merged or entity with which

     Tenant is consolidated, or entity that purchases all or substantially all of Tenant's assets; and (ii) there exists no plan or intent by Tenant or the Affiliate or Affiliate's parent company, at the time of the assignment or subletting, to reduce the percentage of ownership below the amount required under this paragraph.

     No such assignment or subletting shall release Tenant from any of the obligations to accrue under this Lease, whether before or after the date of any such assignment or subletting. If this Lease grants to Tenant any option to renew or extend this Lease, no assignee or sublessee, regardless of whether approved by Landlord, shall be entitled to exercise such option unless the document evidencing Landlord's approval expressly so provides. All assignments of this Lease shall be on the Assignment form attached hereto as Exhibit I; provided that any assignment documents for an assignment shall further provide that, in the absence of an agreement between the parties to the contrary, the assignor shall not be liable for any increase in any Base Rental or other charges hereunder caused by any modification, extension or renewal of this Lease entered into by such assignee after the date of such assignment without the assignor's prior written consent; provided that (i) no such post-assignment modification, extension or renewal shall operate as a release of such assignor, and such assignor shall continue to remain liable for all rent and other charges under this Lease but such liability shall be limited to the amount which would have been due absent such post-assignment modification, extension or renewal, and (ii) nothing in this sentence shall operate to prevent Landlord from requiring, as part of Landlord's reasonable consent, that such assignor remain liable for any such post-assignment modifications, extensions and renewals for which assignor has provided its prior written consent if the proposed assignee is not, in Landlord's reasonable determination, financially capable of complying with this Lease, or the portion thereof subject to such assignment, according to its terms.

     No assignee or sublessee of less than all of the Leased Premises shall be entitled to Tenant's signage rights under EXHIBIT G attached hereto. So long as all assignees and sublessees are Affiliates of Tenant, no assignment or subletting shall change or reduce Tenant's signage rights.

16.  TENANT'S DEFAULT.

     16.1 DEFAULT.  If a default shall be made in the payment of any sum to be
          -------
     paid by Tenant under this Lease, and such default shall continue for three
     (3) business days following Tenant's receipt of a statement or written notice of non-payment then such default in payment shall be a Tenant default under this Lease. If a default shall be made in the performance of any of the other covenants or conditions which Tenant is required to observe and to perform and such default shall continue for thirty (30) days after Landlord's written notice of such default due to nonperformance, or if the interest of Tenant under this Lease shall be levied upon under execution or other legal process, or if any petition shall be filed by or against Tenant to declare Tenant a debtor under the Federal Bankruptcy Code, for the reorganization or rehabilitation of Tenant or to delay, reduce or modify Tenant's debts or obligations, or if any petition shall be filed or other action taken to reorganize or modify Tenant's capital structure if Tenant is a corporation or other entity, or if Tenant be declared insolvent according to law, or if any assignment of Tenant's property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Tenant or Tenant's property, or if Tenant fails to take possession of the Leased Premises on the commencement date of the term of this Lease or thereafter fails to occupy and conduct its business on the Leased Premises on a substantially continuous basis, then Landlord may treat the occurrence of any one or more of the foregoing events as a default under this Lease (provided that no such levy, execution, legal process or petition filed against Tenant shall constitute a default under this Lease if Tenant shall diligently contest the same by appropriate proceedings and shall remove or vacate the same within twenty (20) days from the date of its creation, service or filing.)

     16.2 REMEDIES.  In the event of a default under this Lease by Tenant,
          --------
     Landlord shall have all of the following remedies, in addition to all rights and remedies provided at law or in equity:

          16.2.1  TERMINATION OF LEASE.  Landlord may terminate this Lease and
                  --------------------
          forthwith repossess the Leased Premises and be entitled to recover as damages a sum of money equal to the total of (i) the cost of recovering the Leased Premises, including Landlord's attorneys' fees; (ii) the unpaid Base Rent and additional rent earned at the time of termination, plus interest thereon at the rate of twelve percent (12%) per annum from the due date; (iii) the balance of the Base Rent for the remainder of the Lease Term less the reasonable rental value if relet under the terms of this Lease; (iv) damages for the wrongful withholding of the Leased Premises by Tenant; and (v) any other sum of money and damages owed by Tenant to Landlord.

          16.2.2  REPOSSESSION WITHOUT TERMINATION.  Landlord may retake
                  --------------------------------
          possession of the Leased Premises and shall have the right but not the obligation, without being deemed to have accepted a surrender thereof, and without terminating this Lease, to relet the same for the remainder of the term provided for herein upon terms and conditions satisfactory to Landlord; and if the rent received through such reletting does not at least equal the Base Tent and additional rent provided for herein, then Tenant shall pay and satisfy any deficiency between the amount of the rent so provided for and that received through reletting (and, to the extent any such rent or other charges would have accrued after the date of the award, all such future sums shall be discounted to present value by using a discount factor equal to the rate on Treasury Bills offered at the time of the computation with a maturity date as close to the Termination Date as possible), and, in addition, Tenant shall pay all reasonable expenses incurred in connection with any such reletting, including, but not limited to, the cost of renovating, altering and decorating for an occupant and leasing commissions paid to any real estate broker or agent and attorneys' fees incurred. The foregoing notwithstanding, Landlord shall be under a duty to act reasonably in the mitigation of its damages herein; however, Landlord shall be under no duty to refrain from the showing or letting of other space in the Building.

     16.3 LATE CHARGES.  Tenant hereby acknowledges that the timely payment of
          ------------
     rent is of the essence and that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Leased Premises. Accordingly, if any rent or other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after the said amount is due, Tenant shall pay to Landlord a late charge, equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. No more than one
     (1) time in a given twelve (12) month period under this Lease, Landlord will waive collection of a late charge and interest on one (1) late payment so long as (i) such late payment is no more than ten (10) days past due;
     (ii) at no time since the Commencement Date has there been more than one event of default in any twelve (12) month period under this Lease; and every event of default based upon a monetary obligation of Tenant has been cured within five (5) days after the event of default occurred. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     16.4 CUMULATIVE REMEDIES.  Suit or suits for the recovery of the rents
          -------------------
     and other amounts and damages set forth hereinabove may be brought by Landlord, from time to time, at Landlord's election and nothing herein shall be deemed to require Landlord to await the date on which this lease or the term hereof would have expired by limitation had there been no such default by Tenant, or no such termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or hereafter existing at law or in equity or by stature or otherwise including but not limited to suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All such rights and remedies shall be considered cumulative and nonexclusive. All costs incurred by Landlord in connection with collecting any rent or other amounts and damages owing by Tenant pursuant to the provisions of this Lease, or to enforce any provision of this Lease, including reasonable attorney's fees from the date such matter is turned over to any attorney, whether or not one or more actions are commenced by Landlord, shall also be recoverable as damages by Landlord from Tenant.

     16.5 NO WAIVER.  No failure by Landlord is insist upon the strict
          ---------
     performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any branch shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions which require observance or performance by Landlord or Tenant subsequent to such termination.

     16.6 BANKRUPTCY.  Nothing contained in this Article 16 shall limit or
          ----------
     prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such a proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less than the amounts recoverable, either as damages or rent, referred to in any of the preceding provisions of this paragraph.

17.  LANDLORD'S DEFAULT.

     17.1 NOTICE OF LANDLORD.  Landlord shall in no event be charged with
          ------------------
     default in the performance of any of its obligations hereunder unless and until Landlord shall have failed to perform such obligation within fifteen
     (15) days (or within such additional time as is reasonably required to correct any such default if, within such 15-day period Landlord begins to perform and diligently prosecutors its performance continuously thereafter) after receipt of written notice to Landlord by Tenant properly specifying wherein Landlord has failed to perform any such obligations.

     17.2 NOTICE TO MORTGAGEE.  If the holder of record of any mortgage
          -------------------
     covering the Leased Premises shall have given prior notice to Tenant that it is the holder of a mortgage and such notice includes the address at which notices to such mortgagee are to be sent, then Tenant shall give notice to the holder of record of such mortgages simultaneously with any notice given to Landlord to correct any default of Landlord as hereinabove provided. The holder of record of any such mortgage shall have the right, within thirty (30) days after receipt or said notice, to correct or remedy such default before Tenant may take any action under this Lease by reason of such default. Any notice of default given Landlord shall be null and void unless simultaneous notice has been given to all mortgagees whose addresses have theretofore been given to Tenant.

     17.3 LIMITATION OF LANDLORD'S LIABILITY.  Anything in this Lease to the
          ----------------------------------
     contrary notwithstanding, Tenant agrees that it will look solely to the estate and property of Landlord in the Building and underlying land for the collection of any judgment requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to the terms of this Lease; and no other assets of Landlord or any partner of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies. This Lease is executed by an officer and/or trustee of Integrated Property Management, Inc. in his/her capacity as such officer and/or trustee. By execution of this Lease, the Tenant agrees that any legal recourse or resort that Tenant has shall be limited solely to the Building and underlying land and no shareholder, trustee, officer, employee or agent of Landlord shall be personally liable therefor.

18.  CONDEMNATION.

     18.1 EFFECT OF TAKING.  If the Leased Premises or any portion thereof are
          ----------------
     taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than twenty-five percent (25%) of the floor area of the Leased Premises or twenty-five percent (25%) of the parking allocated to Tenant pursuant to Exhibit "F" is taken by condemnation, Tenant may, at its option, terminate this Lease as of the date the condemning authority takes possession, by providing Landlord notice in writing of its intent to terminate not later than twenty (20) days after Landlord shall have notified Tenant of the taking. If all of the Leased Premises or so much of the Building is taken by condemnation (even though no part or only a small part of the Leased Premises be taken) that Landlord elects not to repair or reconstruct the remaining portion, the provisions of Section 12.2 shall apply. Failure of Landlord or Tenant to so notify the other party shall constitute agreement of said party to continue the Lease in full force and effect as to the balance of the Leased Premises.

     18.2 RENT REDUCTION.  If the Lease is not fully terminated after any
          --------------
     taking, then it shall remain in full force and effect as to the portion of the Leased Premises remaining; provided the rent payable hereunder shall be reduced in proportion to the area taken.

     18.3 AWARDS.  Upon any such taking or purchase, Landlord shall be
          ------
     entitled to receive and retain the entire award or consideration for Landlord's fee interest in the affected lands and improvements, and Tenant shall not have nor advance any claim against Landlord for the value of its property or its leasehold estate or the unexpired Term of the Lease, or for costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase, provided, that Tenant shall have the right to assert a claim against the condemning authority in the condemnation action to compensate Tenant for the loss of Tenant's leasehold estate in the Leased Premises.

19.  SUBORDINATION AND ATTORNMENT.

     19.1 SUBORDINATION.  Landlord and Tenant agree that this Lease be and the
          -------------
     same hereby is made subject and subordinate at all times to any mortgage constituting a first lien against the Building or any other method of financing or refinancing in any amounts, and all advances thereon, which may now or hereafter be place against or affect any or all of the land and/or the Leased Premises and/or any or all of the buildings and improvements now or at any time hereafter constituting a part of or adjoining the Building, and to all renewals, modifications, consolidations, participations, replacements and extensions thereof. The term "mortgages" as used herein shall mean and refer to any mortgage or deed of trust constituting a first lien on the Property. The aforesaid provisions shall be self-operative and no further instrument or subordination shall be necessary unless required by any such mortgagee. Should Landlord or any mortgagee desire confirmation of such subordination, the Tenant, within ten
     (10) days following Landlord's written request therefor, agrees to execute and deliver, without any charge, any and all documents (in form reasonably acceptable to such mortgagee) effectuating such priority.

     19.2 ATTORNMENT-NON-DISTURBANCE.  Tenant agrees that in the event of a
          --------------------------
     sale, transfer, or assignment of the Landlord's interest in the Building or any part thereof, including the Leased Premises, to attorn to and to recognize such sale, transfer or assignment or underlying lessor or mortgagee as Landlord under the Lease. In the event of any attornment by Tenant, this Lease and Tenant's rights hereunder shall continue undisturbed so long as Tenant is not in default hereunder. Notwithstanding anything to the contrary contained in this Lease, the subordination of this Lease to any mortgage or deed of trust shall be subject to the fulfillment of the conditions precedent that (i) the holder of the security interest shall have entered into a recognition or attornment agreement with Tenant, reasonably acceptable to Tenant, which provides that this Lease shall not be adversely affected or terminated by foreclosure or sale pursuant to the terms of the mortgage or deed of trust; and (ii) the subordination shall not otherwise restrict or limit the rights, or increase the obligations, of Tenant under this Lease.

20.  QUIET ENJOYMENT.

     20.1 COVENANT OF QUIET ENJOYMENT.    Landlord agrees that Tenant, upon
          ---------------------------
     paying rent and other monetary sums due under this Lease and performing the covenants and conditions of this Lease, may quietly have, hold and enjoy the Leased Premises during the term hereof, subject, however, to the provision herein referring to subordination and condemnation.

21. EXTENDED TIME DUE TO DELAY. Except for Tenant's obligation for the timely payment of all rent and other sums due under this Lease, whenever either Landlord or Tenant shall be delayed or restricted in the performance of any of its obligation herein with respect to the performance of work or repairs by reason of an inability to obtain materials, services or labor required for such performance or by reason of any statue, law or regulation of a government entity, or by reason of any other cause beyond the delayed or restricted party's control, said party shall be entitled to extend the time for such performance by a time equal to the extent of the delay or restriction.

22.  GENERAL PROVISIONS.

     22.1 ESTOPPEL CERTIFICATES.  Tenant shall at any time, upon notice from
          ---------------------
     Landlord, execute, but only in connection with a bona fide purchase and sale contract or financing application, acknowledge and deliver to Landlord a statement in writing: (i) certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of the modifications) and the dates to which the rent and other charges are paid in advance; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults if any exist; (iii) acknowledging to any mortgagee that Tenant will not modify or amend this Lease without the consent of such mortgagee; and (iv) certifying to any other matter about which Landlord may reasonably request information. Tenant's failure to execute such written statement within ten (10) business days of receipt of Landlord's written notice shall constitute a default by Tenant under this Lease.

     22.2 TRANSFER OF LANDLORD'S INTEREST.  In the event of a sale or
          -------------------------------
     conveyance by Landlord of Landlord's interest in the Leased Premises, Landlord shall be relieved from and after the date of such transfer of all liability accruing thereafter on the part of Landlord; provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest shall be delivered to the successor of Landlord; and provided such successor of Landlord fully assumes the liability and obligations of Landlord under the Lease after the date of such transfer. This lease shall not be affected by any such sale.

     22.3 CAPTIONS.  Article and paragraph captions are for convenience only
          --------
     and are not a part of this Lease and shall not be used for interpretation or construction of this Lease.

     22.4 TIME OF ESSENCE.  Time is of the essence.
          ---------------

     22.5 SEVERABILITY.  The invalidity of any provision of this Lease, as
          ------------
     determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     22.6 MODIFICATIONS FOR MORTGAGE.  In the event any lending institution
          --------------------------
     with whom Landlord has negotiated or shall hereafter negotiate for the initial interim/construction the initial mini-perm and the initial permanent (for a period of five (5) years or more) financing for the Building shall require a modification of this Lease as a condition to providing such financing, Landlord shall provide written notice of the requirement to Tenant and Tenant agrees with fifteen (15) days to make any such modification so long as it does not alter any of Tenant's monetary obligations hereunder, or otherwise materially increase Tenant's non-monetary obligations. If Tenant fails or refuses to make such modification within said fifteen (15) days period, this Lease may, at Landlord's sole option, be terminated by Landlord as of the date set forth in a written notice from Landlord to Tenant, which date shall in no event be less than thirty (30) days following such notice.

     22.7 ENTIRE AGREEMENT.  This Lease, along with any exhibits or attachments
          ----------------
     hereto, constitutes the entire agreement between the parties relative to the Leased Premises and there are no oral agreements or representation between the parties with respect to the subject matter hereof. This Lease supersedes and cancels all prior agreements and understandings with respect to the subject matter hereof. This Lease may be modified only in writing, signed by the parties in interest at the time of modification.

     22.8 RECORDING.  This Lease shall not be recorded and any recordation
          ---------
     shall be a breach under this Lease.

     22.9 AREA DETERMINATION.  Absent further written agreement between the
          ------------------
     parties, the Rentable Area of the Leased Premises of 38,869 square feet shall be considered an agreed area, and shall not be subject to unilateral challenge by one of the parties for any reason, including, without limitation, remeasuring of the Leased Premises or Building, or a restructuring of any portion of the interior of the Building (within the exterior Building envelope as it is drawn at the execution hereof). The Rentable Area may change if the total Building envelope is enlarged or reduced through eminent domain or casualty.

     22.10  BINDING EFFECT: CHOICE OF LAW.  Subject to any provisions hereof
            -----------------------------
     restricting assigning or subletting by Tenant and subject to the provisions for the transfer of Landlord's interest, this Lease shall bind the parties, their successors and assigns. This Lease shall be governed by the laws of the State of Colorado.

     22.11  HOLDING OVER: PAYMENTS AFTER TERMINATION.  If Tenant remains in
            ----------------------------------------
     possession of all or any part of the Leased Premises after the expiration of the term hereof, without the execution of a new Lease, such tenancy shall be deemed to have created and be construed to be tenancy from the month to month only terminable on thirty (30) days written notice by either party to the other on the same terms and conditions as provided herein, except not only as to the term of this Lease, but also except the Base Rent to be paid by Tenant shall be equal to the sum of: (i) one hundred fifty percent (150%) of the Base Rent paid by Tenant immediately prior to the beginning of the holdover period; (ii) 1/12 of the Net Operating Expenses, and (iii) any additional sums as may be due under this Lease. No payments of money by Tenant to Landlord after the termination of this Lease, in any manner, or after giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the term of this Lease or affect any notice given to Tenant prior to the payment of such money. It is agreed that after the service of notice or the commencement of a suit or after final judgment granting Landlord possession of the Leased Premises, or after any other exercise Landlord's rights and remedies hereunder, then the payment of such sums of money, whether as rent or otherwise, shall not waive said notice, or in any manner affect any pending suit or judgment.

     22.12  ENTRY BY LANDLORD.  Landlord and its agents shall have the right
            -----------------
     to enter the Leased Premises at all reasonable times upon reasonable notice under the circumstances for the purpose of examining or inspecting the same, to supply janitorial services and any other services to be provided by Landlord or Tenant hereafter, and make such alterations, repairs, improvements or additions to the Leased Premises or to the Building of which they are a part as Landlord may deem necessary or desirable. Tenant shall permit Landlord to show the Leased Premises to prospective tenants and place "For Lease" signs in, on or about the Leased Premises or the Property as will not reasonably interfere with Tenant's use of the Leased Premises, but only within the six (6) months prior to the anticipated termination date of this Lease. Tenant shall permit Landlord to show the Leased Premises to prospective purchasers and place "For Sale" signs on the Leased Premises or in such locations as will not reasonably interfere with Tenant's use of the Leased Premises. If Tenant shall not be personally present to open and permit any entry into the Leased Premises at any time when such entry by Landlord is necessary, Landlord may enter by means of a master key without liability to Tenant, except for Landlord's negligence or willful misconduct, and without affecting this Lease. If, during the last month of the term or extension thereof, Tenant shall have removed substantially all of its property therefrom, Landlord may immediately, with Tenant's written approval, which shall not be unreasonably withheld, conditioned or delayed, enter and alter, renovate and redecorate the Leased Premises without elimination or abatement of rent or incurring liability to Tenant for any compensation. Landlord's access shall be subject to any security restrictions imposed on the Tenant by any contracts with the United States of America to which Tenant is party and under which Tenant is working on the Property. Tenant shall give notice to Landlord of such restrictions simultaneously with the execution of this Lease.

     22.13  AUTHORITY.  If Tenant is a corporation, each individual executing
            ---------
     this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Landlord or Tenant is a partnership, each individual executing this Lease on behalf of said partnership represents that he (alone or together with the other parties executing this Lease) is duly authorized to execute this Lease on behalf of said partnership in accordance with the partnership agreement for said partnership and that this Lease is binding on said partnership in accordance with its terms.

     22.14  NOTICES.  All notices or demands of every kind required or desired
            -------
     to be given by Landlord or Tenant hereunder (except for notices under Exhibit "C", the Work Letter) shall be in writing and shall be deemed delivered on the date which is the first to occur of (i) the date the same is hand delivered, (ii) the date and time of confirmed delivery by telefax,
     (iii) the date which is one (1) business day after such notice is delivered to a nationally recognized overnight delivery service or (iv) forty-eight
     (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Landlord or Tenant at the addresses set forth in paragraph K of the Summary of Basic Lease Terms. All parties shall have the right from time to time to designate by written notice to all other parties any other address or place where such notice, demand, or request be addressed. Copies of notices to legal counsel are for informational purposes only, and a failure to give a copy of any notice to legal counsel shall not be deemed a failure to give notice.

     22.15  BROKERAGE CLAUSE.  Landlord and Tenant each hereby warrant and
            ----------------
     represent for the benefit of the other that it has not dealt with any real estate broker or finder in connection with the transaction evidenced hereby except for the broker named in paragraph M of the Summary of Basic Lease Terms, for whose commission Landlord shall be responsible, and each party hereby agrees to indemnify, defend, and hold the other party harmless from and against any and all claims which may be made by any other broker or finder in connection with the transaction evidenced hereby resulting from the actions of the indemnifying party in connection with this Lease.

     22.16  BANKRUPTCY.  Landlord and Tenant understand that notwithstanding
            ----------
     certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code of the United States may have certain rights to assume or assign this Lease; Landlord and Tenant further understand that in any event Landlord is entitled under the Bankruptcy Code to adequate assurances of future performance of the terms and provisions of this Lease. For purposes of any such assumption or assignment, the parties hereto agree that the term "adequate assurance" shall include at least the following:

     22.16.1    NET WORTH CAPABILITY.  In order to assure Landlord that
                --------------------
     the proposed assignee will have the resources with which to pay the rent called for herein, any proposed assignee must have demonstrated to Landlord's satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as great as the new worth of Tenant on the date this Lease became effective increased by seven percent (7%) for each year from the commencement of this lease term through the date of the proposed assignment. The financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

            22.16.2  AGREEMENT TO BE BOUND.  Any proposed assignee of this
                     ---------------------
            Lease must assume and agree to be personally bound by the terms, provisions and covenants of this Lease.

            22.16.3  ADEQUATE ASSURANCES AND CURE.  Notwithstanding anything
                     ----------------------------
            to the contrary
            contained in this Lease, if a Trustee in Bankruptcy assumes control over Tenant's rights under this Lease, the Trustee shall provide the Landlord with adequate assurance of future performance under this Lease, cure or give adequate assurance that he will cure the default and shall compensate Landlord for actual loss resulting from the Tenant's bankruptcy. If the Trustee elects to assign such rights to any third party, "adequate assurance of future performance" shall be deemed to be the Base Rent paid hereunder increased to the then current Base Rate which Landlord would charge for comparable space in the Building as of the date of the Tenant filing its petition for Bankruptcy.

     22.17  PARKING.  So long as Tenant is not in default under this Lease,
            -------
     Tenant shall be entitled to lease the number of parking spaces set forth in Exhibit "F" of the Lease and will pay Landlord the per month rent for each such space as set forth in Exhibit "F" of the Lease on the first day of each month during the term hereof.

     22.18  LEASE SUBJECT TO APPROVAL OF MORTGAGEE.  This Lease is subject to
            --------------------------------------
     the approval of Bank One, Colorado, NA, who is the proposed beneficiary of a first deed of trust encumbering the property. If such approval is not obtained from Bank One, Colorado, NA on or before thirty (30) days following the mutual execution date hereof, Landlord may within ten (10) days following expiration of such thirty (30) day period, terminate this Lease by written notice to Tenant whereupon the parties shall be released of all obligations to each other. If Landlord fails so to terminate the Lease as set forth above, then this Lease shall continue in full force and effect.

     22.19  FINANCIAL STATEMENTS.  If financial information is requested in good
            --------------------
     faith by any existing or prospective lender or mortgagee, appraiser, accountant, auditor or purchaser of the Building and/or Premises, Tenant (and all guarantors and assignors) shall at any time and from time to time, upon not less than ten (10) business days' prior written notice from Landlord, deliver to such requesting person, in a form reasonably satisfactory to such requesting person, as designated by Landlord, a full and complete current balance sheet for Tenant and all guarantors and assignors (if any) of Tenant's obligations under this Lease, certified to be an accurate statement of Tenant's (and, if applicable, the guarantors') current financial condition (i.e. within the ninety (90) days prior to the date of delivery to Landlord), and an accurate, full and complete income statement for Tenant and all guarantors and assignors, if any, for the current and one preceding calendar years. Any such financial statements must be kept confidential and may be relied upon by any such existing or prospective purchaser, lender, appraiser, accountant, auditor or mortgagee.

     22.20 RELATIONSHIP OF THE PARTIES.  Nothing herein contained shall be
           ---------------------------
     deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent; partners; or joint venturers between the parties hereto, and it is hereby understood and agreed that neither the method of computation of rent, nor any other provisions contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

     22.21 COUNTERPARTS.  This Lease may be executed in several counterparts,
           ------------
     each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

23.  HAZARDOUS WASTE.

     23.1 HAZARDOUS WASTE.  Tenant shall not bring or allow any of its agents,
          ---------------
     employees, contractors or invitees to bring, onto or about the Leased Premises or the Building, any Hazardous Materials. For purposes of this Lease, the term "Hazardous Materials" shall mean any one or more of the following: (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the

     Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) ("CERCLA"), as amended from time to time and regulations promulgated thereunder; (c) asbestos; (d) polychlorinated biphenyls; and (e) any other substance, in a quantity which, by any governmental rules, statutes or regulations, requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment or disposal.

     23.2 The parties acknowledge that Landlord has, prior to the execution of this Lease, provided a current update dated August 19, 1996 prepared by Due Diligence Advisors, Inc. to the original Phase I Environmental Audit done in 1990, prepared by Due Diligence Advisors, Inc. (the "1996 Phase I Report") to Tenant. If, during the performance of the work described in EXHIBIT B attached hereto, any Hazardous Materials are discovered in or about the Leased Premises or the Building, Landlord shall, at its sole cost and expense, remove all such Hazardous Materials, to the extent remediation is required under current federal, state or local government statutes, regulations or ordinances, prior to commencement of or during the Building Construction or the Tenant Finish Work.

     23.3 Landlord represents and warrants to Tenant that, to the best of Landlord's actual knowledge, no Hazardous Materials are or have been present, released, stored, generated, transported to or from, or disposed of on, under or about the Leased Premises or the Building, other than as reported in the 1996 Phase I Report, and no Hazardous Materials are contained in the Building or any other improvements or facilities located on the property on which the Building is situated. Unless caused by the negligence, conduct or misconduct of Tenant, Landlord shall indemnify, defend and hold harmless Tenant, its officers, directors, shareholders, employees, attorneys, agents, partners, affiliates, successors and assigns from and against any and all claims, liabilities, losses, response, remedial or removal costs, damages, costs or expenses (including, without limitation, attorneys' fees) arising out of or incurred in connection with the presence, release storage, generation, transportation, remediation, removal or disposal of any Hazardous Materials on, under or about the Leased Premises or contained in the Building or any other improvements or facilities located on the property on which the Building is situated. Landlord's obligations under this paragraph shall survive the expiration or termination of this Lease. Any provisions of this paragraph to the contrary notwithstanding, Tenant shall have no claim against Landlord for any violation of this paragraph of which Tenant had knowledge prior to the execution of this Lease.

     23.4 Tenant shall indemnify, defend and hold harmless Landlord enant, its officers, directors, shareholders, employees, attorneys, agents, partners, affiliates, successors and assigns from and against any and all claims, liabilities, losses, response, remedial or removal costs, damages, costs or expenses (including, without limitation, attorneys' fees) arising out of or incurred in connection with the presence, release storage, generation, transportation, remediation, removal or disposal of any Hazardous Materials brought by Tenant, its agents, employees, contractors or invitees on, under or about the Leased Premises or contained in the Building or any other improvements or facilities located on the property on which the Building is situated. Tenant shall not bring or allow any of its agents, employees, contractors or invitees to bring, onto or about the Leased Premises or the Building, any Hazardous Materials.

     23.5 Each party herein shall immediately advise the other, in writing, in the event such party becomes aware that there is located on or about the Leased Premises or the Building, or that such party or other tenant or any other person intends or may bring onto or about the Leased Premises or the Building any Hazardous Materials. Each party herein shall save, hold harmless and indemnify the other from all claims, suits and liabilities which may be brought as a result of the use, storage or transportation of any Hazardous Materials in or about the Leased Premises or the Building by such party, its agents, contractors or invitees.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the dates below written.

Address:                                    LANDLORD:
c/o Integrated Property Management, Inc.    WOODMEN OFFICE CAMPUS II JV L.L.C.,
455 Sherman Street, Suite 140               A COLORADO LIMITED LIABILITY COMPANY
Denver, Colorado 80203
                                                   /s/ LOREN E. SNYDER
                                            By:_________________________________

                                            Name:  LOREN E. SNYDER
                                                 _______________________________

                                            Title: MANAGER
                                                  ______________________________

                                                   October 11, 1996
                                            Date:_______________________________


Address:                                    TENANT:
      7450 Campus Drive, Suite 200          OPTIKA IMAGING SYSTEMS, INC.,
      Colorado Springs, Colorado 80920      A DELAWARE CORPORATION

                                                   /s/ STEVEN M. JOHNSON
                                            By:_________________________________

                                            Name:  STEVEN M. JOHNSON
                                                 _______________________________

                                            Title: VICE PRESIDENT AND
                                                         CHIEF FINANCIAL OFFICER
                                                  ______________________________

                                                   OCTPBER 11, 1996
                                            Date:_______________________________

                       LEGAL DESCRIPTION OF THE PROPERTY


APPROXIMATELY 5.5 ACRES TO BE PLATTED AS LOT 2 FROM THE FOLLOWING:

THAT PORTION OF THE NORTHWEST QUARTER OF SECTION 8, TOWNSHIP 13 SOUTH, RANGE 66 WEST OF THE 6TH P.M., IN THE CITY OF COLORADO SPRINGS, EL PASO COUNTY, COLORADO, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID SECTION 8; THENCE SOUTH 01 DEGREES 10 MINUTES 05 SECONDS WEST ON THE WESTERLY LINE OF SAID SECTION 8, A DISTANCE OF
848.38 FEET TO A POINT ON THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE HIGHWAY 25; THENCE SOUTH 08 DEGREES 32 MINUTES 52 SECONDS EAST ON SAID EASTERLY RIGHT OF WAY LINE, 295.30 FEET; THENCE SOUTH O5 DEGREES 02 MINUTES 52 SECONDS EAST, ON SAID RIGHT OF WAY LINE, 373.73 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, 441.71 FEET TO THE EASTERLY LINE OF THE VACATED WESTERLY 20 FEET OF VINCENT DRIVE PER VACATION PLAT RECORDED IN BOOK H-3 AT PAGE 14; THENCE NORTH 02 DEGREES 56 MINUTES 42 SECONDS WEST ALONG THE EASTERLY LINE OF SAID VACATED 20 FEET, A DISTANCE OF 79.28 FEET TO A POINT ON THE EASTERLY EXTENSION OF THE LINE COMMON TO LOTS 1 AND 2, BLOCK 15, FALCON ESTATES NO. 1; THENCE NORTH 02 DEGREES 29 MINUTES 51 SECONDS WEST, ALONG THE EASTERLY LINE OF SAID VACATED 20 FEET,
670.05 FEET TO A POINT ON THE EASTERLY EXTENSION OF THE NORTHERLY LINE OF AFORESAID LOT 2; THENCE SOUTH 87 DEGRESS 30 MINUTES 09 SECONDS WEST, ALONG SAID NORTHERLY LINE AND ITS EASTERLY EXTENSION 47.77 FEET TO THE NORTHWEST CORNER OF SAID LOT 2 AND THE SOUTHWEST CORNER OF LOT 3 AND A POINT ON THE EASTERLY RIGHT OF WAY LINE OF THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY AS SAID RIGHT OF WAY EXISTED PRIOR TO RELOCATION IN ABOUT 1903; THENCE NORTH 02 DEGREES 36 MINUTES 51 SECONDS EAST, ALONG THE WESTERLY LINE OF AFORESAID LOT 3 AND THE EASTERLY LINE OF SAID RAILROAD RIGHT OF WAY, 124.54 FEET TO A POINT OF CURVE; THENCE NORTHERLY AND NORTHWESTERLY ALONG THE EASTERLY LINE OF SAID RAILROAD RIGHT OF WAY AND THE WESTERLY LINE OF LOTS 3 AND 4, BLOCK 15, IN AFORESAID FALCON ESTATES NO. 1 AND ON A CURVE TO THE LEFT, WITH A RADIUS OF 985.45 FEET AND A CENTRAL ANGLE OF 39 DEGREES 40 MINUTES 25 SECONDS, AN ARC DISTANCE OF
682.36 FEET TO THE NORTHWEST CORNER OF FALCON ESTATES NO. 1, SAID CORNER BEING A POINT ON THE NORTHERLY LINE OF AFORESAID NORTHWEST QUARTER OF SECTION 8; THENCE NORTH 89 DEGREES 18 MINUTES 16 SECONDS WEST, ALONG SAID NORTHERLY LINE, 227.88 FEET TO THE POINT OF BEGINNING. NOTE: BENEFICIAL EASEMENT FOR INGRESS AND EGRESS, INCLUDING REASONABLE VEHICULAR ACCESS TO THE SUBJECT PROPERTY AS CONTAINED IN INSTRUMENT RECORDED JANUARY 31, 1985 IN BOOK 3967 AT PAGE 310.


                     (TO BE REPLACED FOLLOWING REPLATTING)

                                   Exhibit B
                              THE LEASED PREMISES


        Suite 200 - comprising approximately 38,869 rentable square feet
                               7450 Campus Drive
                       Colorado Springs, Colorado  80920

                            Exhibit C - Work Letter

                                  WORK LETTER

    This Work Letter is dated SEPTEMBER 30, 1996 between WOODMEN OFFICE CAMPUS II JV L.L.C., A COLORADO LIMITED LIABILITY COMPANY ("Landlord") and OPTIKA IMAGING SYSTEMS, INC., A DELAWARE CORPORATION ("Tenant").

    A. This Work Letter is attached to and forms a part of that certain Lease dated SEPTEMBER 30, 1996 (the "Lease"), pursuant to which Landlord has leased to Tenant office space in a to be constructed office building known as WOODMEN OFFICE CAMPUS II, located at 7450 CAMPUS DRIVE, COLORADO SPRINGS, COLORADO (the "Building").

    B. Landlord desires to make improvements to the Leased Premises, and Tenant desires that Landlord make them, prior to occupancy, upon the terms and conditions contained herein.

    Therefore, the parties agree as follows:

    I.  DEFINITIONS.  In this Work Letter, some of the defined terms are as
        -----------
follows:

    A. Architect:  Gray Design Group of Colorado, Inc.
       ---------

    B. Base Building:  Those elements of the core and shell construction of the
       -------------
Building that are completed in preparation for the improvements to the Leased Premises defined as follows:

        1) Structural shell including foundations, exterior load-bearing site cast concrete walls, structural steel framing and decks for floors and roof, concrete slab on grade for first floor and concrete topping slab for second floor. Floors are designed to support a live load of fifty (50) pounds per square foot and an additional partition load of twenty (20) pounds per square foot. Floors are to be level and smooth within normal industry standards and ready to receive floor coverings.

        2) Supply complete EPDM roof membrane system including rock ballast and roof deck insulation board, and parapet wall flashing.

        3) Insulated-glass window system with painted aluminum frames, installed in window openings and insulated glass panels glazed into painted storefront framing system at building entry/lobby areas.

        4) Plumbing system installed complete including fixtures in public restrooms, and one (1) vertical rough stack adjacent to an interior column in each wing of the building for future connection of kitchen/coffee bar sinks in the Leased Premises. Drinking fountains with chilled water installed in compliance with applicable laws (including the current ADA) and building codes.

        5) Makeup-air system installed complete including gas-fired makeup-air fan unit installed on building roof, and vertical duct system to distribute make-up air into ceiling plenum(s) of the Leased Premises
           in accordance with current ASHRAE standards.   (If hard ducting of
           make-up air to individual heat pump units is required by code related requirements related to tenant occupancy, the cost of furnishing and installing this ductwork shall be considered a part of the Tenant Finish Work.)

        6) Water-source heat pump system including cooling tower and boilers to produce the tempered water for the heat pump circulating loop, and heat pumps (one (1) heat pump per 1,200 square feet of rentable area) mounted in ceiling plenum and connected to tempered water circulating loop, with condensate pans connected to building sanitary sewer system. (Additional heat pumps and distribution ductwork from heat pumps to diffusers installed in the ceiling grid of individual spaces in the Leased Premises shall be considered part of the Tenant Finish Work.)

       7) Complete electrical service entry for a 480/277 volt 3-phase electrical system, including subfeeders to 480/277 volt lighting panels and heat pump power panels in electrical closets located adjacent to public restroom core on each floor of the building. Connection of heat pump units to power panels, and step-down transformers and panelboards for 208/120 volt convenience electrical uses is also included.

           Emergency light fixtures in stairwells and code required minimum emergency light fixtures installed in future Leased Premises. (Installation of 2' X 4' "lay-in" fluorescent light fixtures with prismatic plastic lenses in the ceiling grid, and wiring connection of these light fixtures to lighting panels in the electrical closets shall be considered a part of the Tenant Finish Work.)

           All wiring of convenience electrical circuits from the 208/120 volt convenience electrical panels to convenience electrical outlets (including all dedicated electrical outlets and wiring connections to furniture systems) shall be considered part of the Tenant Finish Work.

       8) Steel stud framing to deck, drywall both sides to deck, and interior finishes (including finished walls, ceilings, ceramic tile floors and wet wall wainscot, and adequate lighting) of public restrooms.
           Toilet partitions and all normally installed toilet accessories for public restrooms (including necessary plumbing, fixtures, vanities, and mechanical system distribution).

       9) Steel stud framing to deck, drywall both sides of walls to deck, paint finish to interior walls of electrical closets, janitors closets, mechanical rooms, etc.

       10) Steel stud framing and 3" thermal insulation batts at exterior walls and aluminum window sills supported by steel stud framing are included. Drywall installed above the window heads is included in the Base Building and all drywall installed on exterior walls, below the window heads shall be considered part of the Tenant Finish Work.

       11) Steel stud framing and drywall both sides of walls of deck to create stairwell enclosures, and paint finish to interior concrete/drywall walls of stairwells. Stairwells to be in compliance with applicable building codes.

       12) All exterior sitework, including site grading, landscaping, site utilities, asphalt parking lots, concrete sidewalks, curbs, gutter and site lighting.

       13) Core Doors.

           a. Building Standard solid core birch veneer doors for stairwells, electrical, mechanical, janitorial and telephone rooms and public restrooms all installed, primed, sanded, stained and sealed.

           b. Doors finished and completed with frame, trim, necessary hardware, electric door releases and/or magnetic hold-open devices and closers, where required by code.

       14) Life Safety.

           a. Life safety improvements including life safety panel(s) (the cost of which will be paid by Landlord and not deducted from the Tenant Improvement Allowance) to the extent required by shell and core construction for a temporary certificate of occupancy for the Building.

           b. A sprinkler system installed in compliance with code for floors, including main loop connected to core and drops in place with heads installed per code for an unimproved (non-occupied) floor.

           c. Firehose and extinguisher cabinets finished and installed as required by code for shell and core construction.

           d. Smoke detectors in all areas as required by code.

           e. Fire extinguishers as required by code for shell and core construction.

           f. Fire horns and exit signs as required by code for shell and core construction.

           g. Electric door releases and magnetic hold-open devices, as applicable, installed for all fire doors.

           h. Two (2) hour fire rated separation wall delineating each floor into two (2) distinct areas for fire separation. The position of this wall has been predetermined to aline with the tenant finish work approved for the first floor. (Deviations in the positioning of the wall on the second floor to accommodate the Tenant Finish Work herein shall be considered part of the Tenant Finish Work.)

    C. Building Standard:  component elements utilizing the design and
       -----------------
construction of the improvements that have been agreed by Tenant and Landlord in the Working Drawing Documents to ensure uniformity of quality, function and appearance throughout the Building. These elements include, but are not limited to, ceiling systems, doors, hardware, walls, floor coverings, finishes, window coverings, light fixtures and HVAC components.

    D. Change Order:  any change, modification or addition to the Final Space
       ------------
Plan or the Working Drawing Documents or the Tenant Finish Work after Tenant and Landlord have approved the Final Space Plan.

    E. Construction Schedule:  a schedule depicting the relative time frames and
       ---------------------
the various activities, including projected timing for communications cabling and punch list work, related to the construction of the improvements in the Leased Premises to be initially provided by Landlord to Tenant on or before OCTOBER 1, 1996 and to be updated from time to time as required.

    F. Preliminary Space Plan: One (1) scaled drawing in sketch format which
       ----------------------
(i) has been approved by Landlord and Tenant; (ii) clearly shows the Building shell and core with the location of the Leased Premises, layout of an office and other rooms depicting partitions, door locations and room specs, delineate furniture systems and locations of upgrades including built-in cabinetwork, counters, operable walls, etc. as allowed by Landlord.

    G.  Final Space Plan:  one or more drawings of the Leased Premises, which
        ----------------
(i) have been approved by Landlord and Tenant; and (ii) clearly show the layout of all offices and other rooms, depicting partitions, door locations, types and locations of all electrical, data and telephone outlets, and types and locations of all furniture systems and equipment, with equipment specifications and locations for glazing and built-in casework.

    H.  Landlord's Representative: Landlord hereby appoints LOREN E. SNYDER to
        -------------------------                           ---------------
act as its sole representative in all matters associated with this Work Letter. Landlord may change its designated Landlord's Representative only by further written notice to Tenant, and may only have one Landlord's Representative at any time. All matters involving Landlord's involvement with the administration of the construction under this Work Letter shall be conducted only through Landlord's Representative.

    I.  Project Design Schedule:  The schedule of design activities and target
        -----------------------
dates for these activities to be completed or started attached to this Work Letter.

    J.  Substantial Completion:  Substantial Completion shall be the earlier of
        ----------------------
(i) the issuance of a Temporary Certificate of Occupancy or its equivalent, from the appropriate governmental authority enabling Tenant to install its furnishings and equipment for the entire Leased Premises subject only to an written agreed punch list signed by Landlord and Tenant, or (ii) upon the issuance of a Certificate by the Architect that the cost to complete the Tenant Finish Work will not exceed three percent (3%) of the total cost therefor subject to Tenant being able to install its furnishings and equipment for the entire Leased Premises and a written agreed punch list signed by Landlord and Tenant. Upon completion of the Tenant Finish Work in the Leased Premises, the Landlord, Tenant and Architect shall conduct a final walk-through in such Leased Premises to develop a punch list. Landlord shall give Tenant three (3) business days prior notice of such intended walk-through, and, so long as the intended walk-through is during normal business hours, failure of the Tenant to attend shall not prevent the compilation of the punch list for such Leased Premises by the Architect and Landlord. During or promptly after each such walk-through, the Architect will assign a cost to each item on the punch list, and certify his figures. If the aggregate cost of the outstanding matters on such punch list exceeds three percent (3%) of the total cost for the Tenant Finish Work, the Leased Premises shall not be deemed to be Substantially Complete, and another walk-through shall be done after another prior notice thereof by Landlord. If the aggregate cost of the outstanding matters on such punch list is equal to or less than three percent (3%) of the total cost for the Tenant Finish Work for the Leased Premises, Tenant Finish Work shall be deemed to be Substantially Complete.

    K.  Tenant Finish Work:  Except as noted herein, all labor and materials
        ------------------
necessary to complete the Leased Premises in accordance with the Final Space Plan and the Working Drawing Documents.

    L.  Tenant's Representative:  Tenant hereby appoints STEVEN M. JOHNSON to
        -----------------------                          -----------------
act as its representative in all matters associated with this Work Letter who shall be fully authorized to make all decisions and give all approvals requested or required for the project. Tenant may change its designated Tenant's Representative only by written notice to Landlord, and may only have no more than one Tenant's Representative at any time. All matters involving Tenant's involvement with the administration of the construction under this Work Letter shall be conducted only through Tenant's Representative.

    M.  Working Drawing Documents:  Construction documents (including plans,
        -------------------------
specifications, details and required schematics) detailing the improvements and conformation to building codes, complete in form and content and containing all information from the Final Space Plan in the detail required to allow for competitive bidding for and construction of the Tenant Finish Work, except for detailed electrical and mechanical engineering design documents, which are to be provided on a design-build basis by selected electrical and mechanical contractors.

    II. IMPROVEMENTS.
        ------------

    A. General Procedure:  Landlord has hired Gray Design Group of Colorado,
       -----------------
Inc. to act as Architect for the project and to help Tenant complete the Final Space Plan, and all costs therefor shall be part of the planning costs for the Tenant Finish Work. Immediately after mutual execution hereof, and from time to time as needed thereafter, Tenant shall meet with its own space planner and/or the Architect to prepare the Final Space Plan for the Leased Premises. Tenant shall cause the Final Space Plan to be completed by its in-house space planner and/or the Architect as soon as possible after the mutual execution hereof, and the parties understand that the Commencement Date under the Lease is affected by the delivery date of the Final Space Plan from Tenant to Landlord. A copy of any proposed Final Space Plan shall be delivered to Landlord, and Landlord shall be deemed to have approved same unless Landlord specifies its written objections thereto within three (3) business days after receipt. Immediately after the Final Space Plan has been approved by Tenant and Landlord, and from time to time as needed or as requested by the Architect, the Tenant Representative shall furnish necessary information and make decisions required for Architect to complete the Working Drawing Documents. The date of any approval by Landlord of any major material change to the Final Space Plan requested or required by Tenant after the Final Space Plan has been previously approved by Landlord and Tenant shall be deemed to be the date on which the Final Space Plan was issued by Tenant. If any changes are made by Tenant to the Final Space Plan after approval thereof by Landlord and Tenant the time elapsed between the date the Final Space Plan was approved by both parties and the time the change(s) is approved by both parties may be deemed a Tenant-Caused Delay if the change(s) result in a net delay in the preparation of the Working Drawing Documents or in the construction of the Tenant Finish Work. A copy of all or any part of the proposed Working Drawing Documents shall be delivered to Tenant, and Tenant shall be deemed to have approved the same unless Tenant specifies its written objections thereto within three (3) business days after receipt.

    B. The Work:  The project contemplated by this Work Letter is made up of the
       --------
following:

       1. Planning.  The Planning shall include the development of a Final Space
          --------
          Plan and Working Drawing Documents, including supporting engineering studies, if necessary. Landlord shall designate the engineers, space planners and contractors to perform the planning work subject to Tenant's reasonable approval. Landlord shall have primary responsibility to work with such engineers, space planners, and contractors during the planning stage to ensure that the Working Drawing Documents are completed, approved by Landlord and accepted by Tenant, no later than NOVEMBER 15, 1996. Tenant shall perform all of its obligations by the target dates specified in the Project Design Schedule attached hereto and any delay of Tenant in providing documents and information and/or responding to submittals for approval by the target dates specified in the Project Design Schedule shall be deemed to be part of the Tenant-Caused Delay pursuant to paragraph 6.3 hereof.

       2. Construction.  Landlord shall arrange for all labor and materials
          ------------
          necessary to complete the Tenant Finish Work. The Tenant Finish Work, which will create finished ceilings, walls and floor surfaces, HVAC, lighting, electrical and fire protection, and which shall be at Tenant's cost, subject to the TIA (as defined below), shall include:

          a. All Planning, as defined in Article B.1., and Construction, as defined in Article B.2., costs associated with the Tenant Finish Work for the Leased Premises;

          b. All costs incurred by Landlord associated with the preparation of and engineering for the Final Space Plan as completed by the Architect, the Working Drawing Documents, all other Construction drawings and details, and all permitting fees;

          c. Any improvements to the Leased Premises:

          d. A construction management fee equal to five percent (5%) of all of Planning Costs and Construction Costs shall be paid to Integrated Property Management, Inc. (IPM), which will act as Construction Manager. A construction management fee equal to seven and one-half percent (7 1/2%) of all costs of Planning Costs and Construction Costs required under all Change Orders requested by Tenant or necessitated by Tenant's acts or omissions, shall also be paid to IPM.

       3. Personal Property.  The improvements will not include personal
          -----------------
property items, such as decorator items or services, artwork, plants, furniture, equipment or the fixtures not permanently affixed to the Leased Premises.

    3. PROJECT CONSTRUCTION.  All of the Base Building and Tenant Finish Work
       --------------------
will be performed by a general contractor selected and engaged by Landlord.

    4. COST RESPONSIBILITY.
       -------------------

    4.1 Tenant Improvement Allowance.  Landlord will pay all third-party costs
        ----------------------------
of the Planning required to finalize the Final Space Plan and to prepare the Working Drawing Documents (the "Planning Costs"), and to perform the Tenant Finish Work in accordance with the Final Space Plan and the Working Drawing Documents (the "Construction Costs") over and above the Base Building items defined herein, provided that Landlord shall not be obligated to pay more than the TIA for all Planning and Construction Costs. For purposes of this Lease, the "TIA" shall mean TWENTY-FOUR AND 00/100 DOLLARS ($24.00) for each rentable square foot of floor area in the Leased Premises. Provided that Tenant is not in default under this Lease, Tenant shall be entitled to credit any unused portion of the TIA toward its rent obligations under this Lease. The amount of the TIA allowance to be provided by Landlord shall not be changed due to any fluctuations in the costs of materials or labor.

    4.2 Excess Tenant Improvements.  If the construction costs exceed the TIA
        --------------------------
of TWENTY-FOUR AND 00/100 DOLLARS ($24.00) per rentable square foot, Landlord agrees to pay for same, up to an additional FIVE AND 00/100 DOLLARS ($5.00) per rentable square foot (the "Excess TIA") but only if the costs are physical improvements to the Building, or are part of the installation, wiring or cabling of (but not the purchase of) the Tenant's trade fixtures, furnishings or equipment. The Excess TIA shall be repaid by Tenant to Landlord, plus interest thereon at the rate of thirteen percent (13%). As soon as the Excess TIA is calculated, Landlord shall send a notice thereof to Tenant. Interest shall accrue on such Excess TIA from the date the Excess TIA is actually paid by the Landlord for the construction costs, regardless of when the notice thereof is provided to Tenant; provided, however, Tenant may, at Tenant's option pay the Excess TIA to Landlord, in full, within ten (10) days after receipt of Landlord's notice, in which event no interest shall accrue or be payable with respect to the Excess TIA. In the event Tenant does not so pay the Excess TIA as a lump sum payment, Tenant agrees to pay, on the first (1st) day of each and every month, starting with the first (1st) day of the calendar month after the calendar month in which the Commencement Date falls, an amount equal to the Amortized Excess TIA. The "Amortized Excess TIA" shall mean the total Excess TIA spent by the Landlord, plus the current applicable interest thereon, based on an amortization which will pay all interest and principal thereof on a level payment amortization by the end of the initial term of this Lease. After the initial establishment of the amount of the monthly payment necessary to amortize the Excess TIA, Landlord shall have no further obligation to bill Tenant therefor, and Tenant shall make such monthly installments, on the same day as base rent is due, without further notice. Failure to pay same shall constitute a default of the Lease.

    4.3 Tenant's Costs.  Tenant will pay to Landlord all Planning Costs and
        --------------
Construction Costs in excess of the TIA and Excess TIA, except for such costs which are expressly made the obligation of the Landlord under this Work Letter. All such costs will be paid by Tenant within fifteen (15) days of Tenant's receipt of an invoice from Landlord tendered with a copy of the receipts verifying Landlord's payment of such costs, provided that Landlord may not render any such billing to Tenant prior to the earlier of Substantial Completion of the Leased Premises or such time as the total Construction Costs in excess of the TIA exceed ONE DOLLAR ($1.00) per square foot.

    4.4  Landlord's Costs.  Landlord shall  be  responsible  for  all  costs
         ----------------
associated with creating the Base Building except for those modifications to the Base Building required by Tenant's additional or unique requirements.

    5.   LANDLORD'S APPROVAL. Landlord, in its sole discretion, may withhold its
         -------------------
approval of any Final Space Plan or Working Drawing Documents which, and Tenant shall have no right to make any Change Order which:

    5.1 Exceeds or adversely affects the integrity of the Building or any part of the HVAC or the systems of the Building.

    5.2 Is not approved by the holder of any mortgage or deed of trust encumbering the Building at the time the work is proposed.

    5.3 Would not be approved by a prudent owner of property similar to the Building.

    5.4  Violates any agreement that affects the Building or binds the Landlord.

    5.5 Landlord reasonably believes will increase the cost of operation or maintenance of any of the systems in the Building.

    5.6 Landlord reasonably believes will reduce the market value of the Leased Premises or the Building at the end of the term.

    5.7 Does not conform to applicable building codes or is not approved by any government, quasi-governmental, or other authority with jurisdiction over the Leased Premises or Building.

    5.8 Does not comply with any of the requirements of the Lease or its Exhibits, including this Work Letter.

    6.   SCHEDULE OF IMPROVEMENT ACTIVITIES.
         ----------------------------------

    6.1 Landlord will cause the Architect to prepare and deliver to Tenant the Working Drawing Documents based upon the approved Final Space Plan. Tenant shall give its immediate attention to approval of the Working Drawing Documents and Tenant shall respond to the Landlord within three (3) business days after each and every submission is made to a Tenant Representative by hand delivery, facsimile transmission, or overnight courier service. Tenant's failure to object in writing to any such submission within such three (3) business days shall constitute approval thereof.

    6.2 Following approval of the Final Space Plan, Landlord will cause application to be made to the appropriate governmental authorities for necessary approvals and building permits. Upon receipt of the necessary approvals and permits, and, upon receipt of the fully approved Working Drawing Documents, Landlord will commence the Tenant Finish Work.

    6.3 The total number of days that the preparation of the Working Drawing Documents or the Substantial Completion of the Tenant Finish Work for the Leased Premises as defined by paragraph 1.9 hereof is delayed as a result of (i) the acts or omissions of Tenant, its agents, employees or contractors, (ii) Change Order requests made by Tenant after completion and approval of the Final Space Plan, including the time necessary for Landlord's reasonable approval thereof (not to exceed three (3) business days), but not including any delays caused by any unreasonable objection thereto by Landlord, (iii) delays in obtaining building or Construction materials requested by Tenant which are not readily available in the Colorado Springs metropolitan area, (iv) the failure of the Tenant to provide any required information, documents, or approvals or disapprovals in a timely fashion (not to exceed three (3) business days), (v) any failure by Tenant to approve any submissions to Tenant without reasonable cause, or (vi) any delays caused by Tenant's requiring additional scope of work by Tenant's Designated Contractors within the Leased Premises (as more fully described in paragraph 6.4 below), after considering any time saved by Tenant as a result of its Change Orders, shall be referred to as "Tenant-Caused Delay".

    6.4 The total number of days that the preparation of the Working Drawing Documents or the Substantial Completion of the Tenant Finish Work for the Leased Premises as defined by paragraph 1.9 hereof is delayed as a result of (i) the acts or omissions of Landlord, its agents, employees or contractors, (ii) the failure of Landlord to hire a contractor and proceed diligently to Substantial Completion of the Tenant Finish Work, (iii) the failure of the Landlord to provide any required information, documents, or approvals or disapprovals in a timely fashion (not to exceed three (3) business days), (iv) any failure by Landlord to approve any submissions to Landlord without reasonable cause, after considering any time saved by Landlord as a result of its early completion of any of the Tenant Finish Work, shall be referred to as "Landlord-Caused Delay".

    6.5 Without Landlord's prior written consent, Tenant shall not have any right to have access to any portion of the Leased Premises for any of its contractors, vendors or suppliers prior to Substantial Completion of Leased Premises; provided that this restriction shall not apply to reasonable access for inspection by the Tenant Representative. Tenant shall have the right prior to Substantial Completion to designate contractors, vendors or suppliers ("Tenant's Designated Contractors") for Construction and/or cabling work in the Leased Premises for a scope of work which is not required by the Working Drawing Documents, and if Tenant's Designated Contractors meet with Landlord's reasonable approval, Landlord shall engage Tenant's Designated Contractors to perform such additional work, but only if (i) such persons become subject to the scheduling and control of Landlord's Construction Manager, (ii) all Tenant's Designated Contractors meet the requirements of the Lease regarding contractors hired by Tenant to do Alterations, and (iii) any delay or costs caused by the additional work imposed on Landlord shall be the responsibility of Tenant.

    7.   CHANGE ORDERS.  After final approval of the Working Drawing Documents,
         -------------
Tenant shall have the right to require changes to the Tenant Finish Work or the Working Drawing Documents for the Leased Premises only by a written Change Order, signed by Tenant's Representative, on a form to be provided by Landlord along with the approval of the Working Drawing Documents. All Change Orders requested by Tenant will be subject to Landlord's prior written approval (to be evidenced by a signature thereon by Landlord's Representative) which will not be unreasonably withheld, and shall be deemed given unless Landlord objects to the written Change Order request within three (3) business days after such request is made. If, at the time Tenant requests any Change Order, there is insufficient TIA remaining to complete the Tenant Finish Work as required by the Working Drawing Documents, or if the total costs of Construction have exceeded the TIA, Tenant shall pay Landlord, within ten (10) days after billing, for any net increased costs incurred as a result of Change Orders requested by Tenant, including, without limitation, all overtime premiums and other acceleration costs incurred by contractors to meet the target Construction schedule, and including a five percent (5%) Construction management fee to IPM for any net increase in the costs of the Tenant Finish Work as amended by such Change Order.

    After final approval of the Working Drawing Documents, if any changes are needed in the Tenant Finish Work as a result of any physical or Base Building system limitations, Landlord shall have the right to implement changes to the physical, mechanical, electrical, structural or other Building system components (but not any aesthetics within the Leased Premises) of the Tenant Finish Work or the Working Drawing Documents for the Leased Premises only by a written Change Order Request, signed by Landlord's Representative, on the approved form. All such Change Orders requested by Landlord will be subject to Tenant's prior written approval (to be evidenced by a signature thereon by Tenant's Representative) which will not be unreasonably withheld, and shall be deemed given unless Tenant objects to the written Change Order request within three (3) business days after such request is made. All costs for such Tenant-approved Change Orders shall be part of the Construction Costs for the Tenant Finish Work, and any delay caused thereby shall not be considered a Landlord delay under paragraph 6.4 herein.

    If the need for any Change Order is the result of any inaccuracy, inadequacy, illegality or error in the Working Drawing Documents caused by the Architect, or in the mechanical or electrical design documents caused by the mechanical or electrical contractors/designers, the party hereto who is damaged thereby shall own any claim therefor.

    8.   CONDITION OF THE LEASED PREMISES. Other than the items specified in the
         --------------------------------
written punch list issued by the Architect under paragraph 1.9 of this Work Letter, by taking possession of any portion of the Leased Premises (Tenant's access pursuant to Article 6.5 hereunder excluded), except for the punch list prepared prior to occupancy, and for latent defects, Tenant will be deemed to have confirmed that the Leased Premises is Substantially Complete and to have accepted same in its condition on the date of such possession and to have acknowledged that Landlord had installed the improvements as required by this Work Letter and that there are no items needing additional work or repair. The punch list will not include any damage caused by Tenant's move-in, or early access if allowed by Landlord. Damage caused to the Leased Premises, the Building or Common Areas by Tenant's move-in or early access will be repaired or corrected by Landlord at Tenant's expense.

     Tenant acknowledges that neither Landlord nor its agents or employees has made any representations or warranties as to the suitability or fitness of the Leased Premises or Building for the conduct of Tenant's business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any tenant improvements to the Building except as expressly provided in this Lease, and the Work Letter. Landlord shall have no responsibility for any failure, inability or delay of or by the local provider of telephone service or fiber optics to meet Tenant's requirements, and Tenant's inability to obtain its required telephone service or fiber optics (unless directly caused by Landlord's willful acts) shall not delay the rental starting date for the Leased Premises.

    9.   NOTICE.  Due to the "fast-track" schedule required to complete the
         ------
Planning and Construction work, by the target dates required herein, and the need for prompt approvals and response, the following provisions regarding notice shall apply for purposes of notice and response for all Tenant Finish Work, and the Planning therefor, under this Work Letter. Notice for submitting requests, plans, or other information for approval, and for giving approval, disapproval or other objections may be given by either of the following two methods:

    (i) sending same in writing by a national courier service which provides receipts and guaranteed next day delivery (excluding Sundays and national holidays), for next day delivery, properly addressed and prepaid, to, the Tenant's Representatives at the address set forth below in this paragraph, or to the Landlord's Representative at the address for him set forth in this paragraph. If given by overnight courier service, the notice shall be deemed given, and any time period, including any three (3) business day time period, shall begin to run at the time of delivery, as shown by the receipt from the national courier service, for such package. Signature may be waived for all such overnight deliveries; or

    (ii) by facsimile transmission to the facsimile number for the Landlord's Representative and for the Tenant's Representative set forth below in this paragraph, by a facsimile machine which prints a simultaneous record which shows that the particular facsimile transmission was sent without error to the facsimile telephone number set forth below. Each party shall equip its facsimile machine to designate its own correct telephone number to any transmitting facsimile machine from which it receives a facsimile transmission, and, if such party fails to do so, such party shall bear the risk of incorrect delivery.



    Landlord's Representative:

        Loren E. Snyder
        Woodmen Office Campus II JV L.L.C.
        c/o Integrated Property Management, Inc.
        455 Sherman Street, Suite 140
        Denver Colorado 80203
        Telephone Number:  (303) 691-8665

        Facsimile Number:  (303) 733-6272
        Mobile/Voice Mail Number:  (303) 880-2755

    Tenant's Representative:

        Steven M. Johnson
        Optika Imaging Systems, Inc.
        5755 Mark Dabling Boulevard, Suite 100
        Colorado Springs, Colorado   80919
        Telephone Number:  (719) 548-9800
        Facsimilie Number: (719)

    This work letter is executed by Landlord and Tenant below.



LANDLORD:                                 TENANT:

WOODMEN OFFICE CAMPUS II JV               OPTIKA IMAGING SYSTEMS, INC.,
L.L.C., A COLORADO LIMITED                A DELAWARE CORPORATION
LIABILITY COMPANY


By:                                       By:
   ---------------------------               ---------------------------------

Name:LOREN E. SNYDER                      Name:    STEVEN M. JOHNSON
     -------------------------                 -------------------------------

Title:  MANAGER                           Title:VICE PRESIDENT AND CHIEF
      ------------------------                  ------------------------------
                                                FINANCIAL OFFICER
Date:                                           ------------------------------
     -------------------------
                                          Date:
                                               -------------------------------

                                 EXHIBIT C - 2

                         TENANT FINISH DESIGN SCHEDULE
                         -----------------------------
                       WOODMEN OFFICE CAMPUS II BUILDING


NOTE:  ALL SUBMITTALS BY GRAY DESIGN GROUP OF COLORADO, INC. (THE "ARCHITECT")
----
FOR APPROVAL SHALL REQUIRE WRITTEN RESPONSE INDICATING ANY CORRECTIONS OR REVISIONS WITHIN THREE (3) BUSINESS DAYS, OR SHALL BE DEEMED APPROVED. ANY MODIFICATIONS TO AN APPROVED SUBMITTAL SHALL BE A CHANGE ORDER. NONE OF THE TIME LIMITS IN THIS ATTACHMENT TO THE WORK LETTER SHALL ALTER OR CONTROL OVER ANY CONFLICTING TIME LIMITS SET FORTH IN THE LEASE OR THE WORK LETTER.


On or before January 27, 1997:
-----------------------------

1. Tenant shall issue to Landlord for approval all ceiling grid product material and color selections approved by Tenant and authorize release of factory order for these materials.

2. Tenant shall issue to Landlord for approval all color/finish selections approved by Tenant, and authorize release of factory order for all wood doors and metal door frames.

On or before January 28, 1997:
-----------------------------

1.      Tenant shall issue to Landlord for approval carpet sample "strike-offs"
approved by Tenant, and   written authorization to release the carpet order with
the suppler/mill..

On or before January 30, 1997:
-----------------------------

1. Tenant to issue to Landlord for approval door hardware schedule and finish hardware cut-sheets approved by Tenant and authorize release of factory order of all door hardware.

2.      Tenant to issue to Landlord for approval all light fixture product
selections approved by Tenant,   and written authorization for release of
factory order for all light fixtures.

3. Tenant to issue casework drawings approved by Tenant to Landlord for review of design intent.

On or before February 5, 1997:
-----------------------------

1. Tenant to issue to Landlord all Tenant approved Working Drawing Documents and electrical, mechanical and plumbing specifications for Construction (except for color selections.)

On or before February 10, 1997:
------------------------------

1. Tenant to issue to Landlord for approval all Tenant approved paint material specifications and color selections for all paint to be applied to exposed structure, mechanical and electrical elements in ceiling plenum.

2. Tenant to issue to Landlord for approval all Tenant approved color selections and materials specifications for all paint materials and millwork/laminate selections.

                                 EXHIBIT C - 3

                            CONSTRUCTION  SCHEDULE
                            ----------------------
                       WOODMEN OFFICE CAMPUS II BUILDING

                                 EXHIBIT C - 3

                            CONSTRUCTION  SCHEDULE
                            ----------------------
                       WOODMEN OFFICE CAMPUS II BUILDING

                                 EXHIBIT C - 3

                            CONSTRUCTION  SCHEDULE
                            ----------------------
                       WOODMEN OFFICE CAMPUS II BUILDING

                       Exhibit D - Rules and Regulations
                             RULES AND REGULATIONS


1. The sidewalks, hallways, passages, exits, entrances, elevators (if any), and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators (if any) and stairways are not for the general public and Landlord shall in all cases retain the right to control and prevent access hereto of all persons whose presence in the judgement of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building. Landlord shall have the right at any time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefore to change the arrangement and/or location of entrances or passageways, doors or door ways, corridors, elevators, stairs, toilets or other common areas of the Building; provided, however, Landlord shall not change the Common Areas in a manner which materially or unreasonably interferes with Tenant's Use of Leased Premises.

2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. Landlord has adopted interior signage format and guidelines relating to signs inside the Building. Tenant agrees to conform to such guidelines. All approved signs or lettering on doors or walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Material affixed to the window glass or interior lighted signs visible from outside the Building will not be permitted.

3. In order for a new or existing building tenant to have signage on the Building monument sign, the following criteria must be met:

 a. Tenant must occupy all of one floor on one wing of the Building or not less than 15,000 square feet.

 b. Monument signage may be available pursuant to Exhibit "G" primarily to announce to the public driving by on the Interstate that the tenant mentioned occupy the building. Monument signage is not intended nor will it be allowed to advertise anything other than tenant name and logo.

 c. Tenant must be on a valid executed lease with at least a three year term.

 d. Tenant shall pay any cost for any modifications to the signage after the Commencement Date of the Lease.

 e. Should tenant, at any point in time, reduce its square footage to something less than 15,000 square foot or one wing of one floor, then, at Landlords option, Landlord may remove tenant sign from the monument sign.

 f. Any modifications to this policy must be approved in advance and in writing by the Landlord.
 g. Landlord reserves the right to approve or disapprove any sign request beyond what is set forth in Exhibit "G".

 h. Landlord reserves the right to modify monument sign criteria at any time but only for future application and subject to the terms of Exhibit "G".

4. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted on the Premises, except the private use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, and use of microwave ovens for heating precooked foods or beverages shall be permitted, provided that such use is in accordance with all applicable Federal, state and municipal laws, codes, ordinances, rules and regulations.

5. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning its premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such Tenant's carelessness of indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person. Janitor service will not be furnished on nights when rooms are occupied after 10:30 P.M. unless, by agreement in writing, service is extended to a later hour for specifically designated rooms.

6. Landlord will furnish each tenant free of charge with two (2) keys to each door lock provided in the Premises by Landlord. Landlord may make a reasonable
charge for any additional keys.   No tenant shall have any such keys copied or
any keys made. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises. Each tenant, upon the termination of its lease, shall deliver to Landlord all keys to doors in the building.

7. Landlord shall designate appropriate entrances for deliveries or other movement to or from the Premises of equipment, materials, supplies, furniture or other property, and Tenant shall not use any other entrance or elevators (if any) for such purposes. All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Building must be approved by Landlord prior to any such movement. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of Tenant.

8. No tenant shall use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment. No tenant shall use any method of heating or air conditioning other than that supplied by Landlord. No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, orders or vibrations, or interfere in any way with other tenants or those having business in the Building, nor shall any animals or birds be brought or kept in the Premises or the Building.

9. Landlord shall have the right, exercisable upon prior written notice with reasonable cause and without liability to any tenant, to change the name of the Building or the street address of the Building.

10. Landlord establishes the hours of 7:30 A.M. to 6:00 P.M. Monday through Friday, except Building Holidays which include New Year's Day, Easter, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as reasonable and usual business hours for the purposes of subparagraph 7.4 of the Lease.

11. Landlord reserves the right to exclude from the Building between the hours of 6:00 P.M. and 7:30 A.M. Monday through Friday, at all hours on Saturdays and Sundays, and on Building Holidays, all persons who do not present identification acceptable to Landlord. Each tenant shall provide Landlord with a list of all persons authorized by Tenant to enter its premises and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

12. The directory to the Building will be provided for the display of the name and location of Tenants and a reasonable number of the principal officers and employees of tenants at the expense of such tenants. Landlord reserves the right to restrict the amount of directory space utilized by any tenant.

13. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or place in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. Tenant shall keep window coverings closed when the effect of sunlight (or the lack thereof) would impose unnecessary loads on the Building's heating or air conditioning system.

14. No tenant shall obtain for use in the Premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord.

15. Each tenant shall ensure that the doors of its premises are closed and locked and that all water faucets, water apparatus lights and other utilities are shut off before Tenant or Tenant's employees leave the Premises so as to prevent waste or damage, and for any default or carelessness in this regard, Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

17. Except with the prior written consent of Landlord, no tenant shall sell at retail newspapers, magazines, periodicals, theater or travel tickets or any other goods or merchandise to the general public in or on the Premises, nor shall any tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises of any tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such tenant lease.

18. No tenant shall install any radio or television antenna, loudspeaker or other devise on the roof or exterior walls of the Building. No TV or radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

19. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any tenant into the Building or kept in or about its premises.

20. Each tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage in the City of Colorado Springs without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such time as Landlord shall designate.

21. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the same.

22. The requirements of tenants will be attended to upon application in writing at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

23. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

24. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of Premises in the Building.

25. Landlord reserves the right to make such other rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

                                   Exhibit E
              COMMENCEMENT OF LEASE TERM AND ESTOPPEL CERTIFICATE

    THIS COMMENCEMENT OF LEASE TERM AND ESTOPPEL CERTIFICATE, dated for reference purposes only this 30TH day of SEPTEMBER, 1996, by and between WOODMEN OFFICE CAMPUS II JV LLC, A COLORADO LIMITED LIABILITY COMPANY, hereinafter called the "Landlord", whose address is 455 Sherman Street, Suite 140, Denver, Colorado 80203 and OPTIKA IMAGING SYSTEMS, INC., A DELAWARE CORPORATION, hereinafter called "Tenant", whose address is 7450 CAMPUS DRIVE, SUITE 200, COLORADO SPRINGS, COLORADO 80920.

                              W I T N E S S E T H
                              - - - - - - - - - -

    WHEREAS, the Lessor and Lessee, entered into an Office Lease dated SEPTEMBER 30, 1996, ("the Lease") which Lease demised the Leased Premises located at WOODMEN OFFICE CAMPUS II, 7450 CAMPUS DRIVE, COLORADO SPRINGS, COLORADO 80920, described in Exhibit "B" to the Lease.
             -----------

    WHEREAS, the parties desire to reaffirm and/or amend and certify to certain provisions of the Lease; and

    WHEREAS, the parties desire that the matters set forth herein be conclusive and binding on the parties.

    NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1. The Lease Commencement Date is deemed and agreed to be ______________, 199___, and the Lease Termination Date is agreed and deemed to be ______________, 199___, unless sooner terminated, as provided therein.

    2. Tenant's first installment of Base Rent in the amount of _________________________ __________________________________ Dollars
($__________) for the period of ___________ _________________________________
(is due on) (was paid on) _____________________, 199___.

    3. Tenant's first installment of Tenant's PERCENTAGE Share of ESTIMATED ANNUAL Operating Expenses in THE amount OF
______________________________________________ DOLLARS ($_________) FOR THE
PERIOD OF ________________________ is due on ______________________, 199___.

    4. By execution hereof, Tenant acknowledges and agrees that all improvements or other work required of Landlord has been satisfactorily performed and Tenant hereby accepts the Leased Premises in full compliance with the terms and conditions of the Lease.

    5. Except as may be amended herein, all terms and conditions of the Lease shall continue in full force and effect and are hereby republished and reaffirmed in their entirety.

    6. This Certificate shall be binding upon and may be relied upon by the parties hereto and their respective legal representatives, successors and assigns.

       IN WITNESS WHEREOF, the Landlord and Tenant have executed this statement on the dates below written.

LANDLORD:                              TENANT:
WOODMEN OFFICE CAMPUS II JV LLC,       OPTIKA IMAGING SYSTEMS, INC.,
A COLORADO LIMITED LIABILITY COMPANY   A DELAWARE CORPORATION


BY:  /s/  LOREN E. SNYDER              BY: /S/ STEVEN M. JOHNSON
   ---------------------------------      --------------------------------
NAME:     LOREN E. SNYDER              NAME:   STEVEN M. JOHNSON
     -------------------------------        ------------------------------

TITLE:    MANAGER                      TITLE:  VICE PRESIDENT AND CHIEF
      ------------------------------         -----------------------------
                                               FINANCIAL OFFICER
                                             -----------------------------

DATE:     OCTOBER 11, 1996             DATE:   OCTOBER 11, 1996
     -------------------------------        ------------------------------

                                   Exhibit F
                             AGREEMENT FOR PARKING


       This AGREEMENT FOR PARKING is dated, for reference purposes only, this 30TH day of SEPTEMBER, 1996 between WOODMEN OFFICE CAMPUS II JV LLC, A COLORADO LIMITED LIABILITY COMPANY ("Landlord") and OPTIKA IMAGING SYSTEMS, INC., A DELAWARE CORPORATION ("Tenant").


                              W I T N E S S E T H
                              - - - - - - - - - -

        A. By Office Lease dated SEPTEMBER 30, 1996 (THE "LEASE"), Landlord leased to Tenant certain office building space at WOODMEN OFFICE CAMPUS II, located at 7450 CAMPUS DRIVE, COLORADO SPRINGS, COLORADO, 80907 (the "Building").

        B. Appurtenant to the Building are uncovered parking spaces. Tenant desires to lease from Landlord parking spaces in said area.

        C. Landlord is willing to let certain parking spaces to Tenant pursuant to the terms and conditions contained herein.

        NOW, THEREFORE, the parties agree as follows:
        1.  Lease of Parking Spaces.
            -----------------------

         a.  WEEKDAY DAYTIME PARKING LICENSE.  Between the hours of 7:00 a.m.
             -------------------------------
and 6:00 p.m. Monday through Friday, Landlord hereby leases to Tenant uncovered and unassigned parking spaces in the ratio of four and one-half (4 1/2) stalls per 1,000 square feet of rentable area in the Leased Premises, located in the improvements adjacent to the Building. Said Lease shall be for a period concurrent with the term of the Office Lease, as the same may be extended or renewed.

         b.  AFTER HOURS PARKING LICENSE. Between the hours of 6:00 p.m. and
             ---------------------------
7:00 a.m. Monday through Friday, Landlord hereby leases to Tenant forty (40) uncovered and unassigned parking spaces located in the improvements adjacent to the Building. Said Lease shall be for a period concurrent with the term of the Office Lease, as the same may be extended or renewed.

        2.  Nonexclusive.  So long as Tenant is not in default under this Lease,
            ------------
Tenant shall be entitled to use the parking spaces referenced above in common with the other tenants of the Building. This Parking Agreement shall not be deemed to be a lease of specific parking spaces and no specific parking spaces shall be reserved for the use of the Tenant, but shall be deemed to be a right granted to Tenant to use the designated number of parking spaces within the specific parking areas designated above. Landlord shall not lease to all of the tenants in the Building more than the total number of actual parking spaces located adjacent to the Building. The provisions on casualty loss and eminent domain shall apply to the parking spaces. Tenant shall not have the right to use the parking spaces unless it has fully paid any amounts then due for the parking spaces in addition to the Base Rent and all other charges due under the Lease. In the event that any amounts are received from the Tenant which are less than the total amounts due under the Lease, including parking charges, Landlord may credit such amounts, in its sole discretion, as it deems appropriate.

        3.  Operation of Parking Spaces.  Tenant agrees to comply with all
            ---------------------------
reasonable rules and regulations imposed by Landlord for the operation, utilization and maintenance of the parking spaces. Tenant shall not undertake any activity which will increase Landlord's insurance or create a disturbance or waste to the parking spaces. Tenant shall have access to the above described allotments of parking spaces between the hours designated above, three hundred sixty-five (365) days per year so long as Tenant is not in default, and subject to the provisions on casualty loss, eminent domain and other applicable provisions of the Lease. Tenant recognizes that during non-business hours, Landlord may maintain reduced artificial lighting within the parking area. Landlord shall maintain the parking facility well lighted from 7:00 A.M. to 10:30 P.M. Monday through Friday, and from 8:00 A.M. until 5:00 P.M. on Saturday and Sunday (with reduced artificial lighting at other times), and generally in good condition and repair which shall mean that, within a reasonable time after such conditions appear, Landlord shall maintain those portions of the parking area which are actually necessary for access and/or parking, substantially free of ice, snow and potholes to the extent it is reasonably possible. Landlord shall have the right, at any time and from time to time by written notice to Tenant, to designate specific parking spaces for use by Tenant, its agents, employees and invitees, in which case Tenant shall use, and shall require its agents, employees and invitees to use only such spaces.

        4.  Default.  Lessee shall be in default under this Agreement upon the
            -------
occurrence of any of the following events:

        4.1 Tenant is in default for any reason pursuant to the terms and conditions of the Office Lease.

        5.  Remedies.  Upon the occurrence of an event of default, Lessor shall
            --------
be entitled to declare this Agreement terminated, to terminate the rights of Lessee to utilize the parking spaces, and seek whatever damages Lessor may deem reasonable and proper including, without limitation, its fees and expenses (including attorneys' fees) incurred in pursuing such action.

        IN WITNESS WHEREOF, the Landlord and Tenant have executed this Agreement for Parking on the dates below written.

LANDLORD:                              TENANT:
WOODMEN OFFICE CAMPUS II JV LLC,       OPTIKA IMAGING SYSTEMS, INC.,
A COLORADO LIMITED LIABILITY COMPANY   A DELAWARE CORPORATION


BY:   /S/ LOREN E. SNYDER              BY:  /S/ STEVEN M. JOHNSON
   ---------------------------------      ---------------------------------

NAME:     LOREN E. SNYDER              NAME:    STEVEN M. JOHNSON
     -------------------------------        -------------------------------

TITLE:    MANAGER                     TITLE:    VICE PRESIDENT AND CHIEF
      ------------------------------         ------------------------------
                                                FINANCIAL OFFICER
                                             ------------------------------

DATE:     OCTOBER 11, 1996            DATE:     OCTOBER 11, 1996
      ______________________________         ______________________________

                                   Exhibit G
                             AGREEMENT FOR SIGNAGE

     THIS AGREEMENT FOR SIGNAGE is dated, for reference purposes only, this 30TH day of SEPTEMBER, 1996 between WOODMEN OFFICE CAMPUS II JV LLC, A COLORADO LIMITED LIABILITY COMPANY, (the "Landlord") and OPTIKA IMAGING SYSTEMS, INC., A DELAWARE CORPORATION, (the "Tenant").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     A. By Office Lease dated SEPTEMBER 30, 1996 (the "Lease"), Landlord leased to Tenant certain space at WOODMEN OFFICE CAMPUS II, located at 7450 CAMPUS
DRIVE, COLORADO SPRINGS, COLORADO   80920.

     B. Landlord is willing to ALLOW signage to Tenant pursuant to the terms and conditions contained herein.

     C. Tenant at Tenant's sole cost, which cost may be paid for from the Lease Incentive Allowance or the TIA, may purchase and install signage as described below.

     NOW, THEREFORE, the parties agree as follows:

     1.  Building Identification Signs.  One (1) Building identification sign
         -----------------------------
may be purchased, at Tenant's sole cost, and displayed (i) on each floor which is sixty percent (60%) or more occupied by Tenant or an Affiliate, and (ii) on the door or on the wall located next to the entry door of each suite occupied by Tenant or an Affiliate on any floor which is not fully occupied by Tenant or an Affiliate. All such signage must comply with any applicable governmental laws, statutes, ordinances and regulations and be approved in writing by Landlord in Landlord's reasonable discretion.

     2.  Exterior Building Signs.  Tenant or an Affiliate, at Tenant's sole
         -----------------------
cost, may purchase and install no more than two (2) exterior signs on the exterior of the Building with no more than one (1) sign on each side of the Building (the "Tenant's Exterior Building Signs"). The Tenant shall not be allowed to install any of the Tenant's Exterior Building Signs until Tenant has obtained Landlord's prior written approval, which shall not be unreasonably withheld, and the Tenant has supplied to Landlord evidence that Tenant has complied with all applicable governmental restrictions and has obtained permits from all applicable governmental authorities. Any installation to be done by Tenant for Tenant's Exterior Building Signs shall be done pursuant to the provisions of the Office Lease on Alterations and Additions. Exterior Building signage will be limited to only two tenants of the building. Such signage rights will allow approximate equal prominence for each tenant. Tenant shall choose, subject to the reasonable approval of Landlord and the approval of any applicable governmental entity having jurisdiction, where to locate Tenant's sign on the South and West facing exterior wall and Landlord shall choose, subject to Tenant's reasonable approval and the approval of any applicable governmental entity having jurisdiction, where to locate Tenant's sign on the North and West facing exterior wall of the Building.

     Each of the Tenant's Exterior Building Signs shall be equal or less than fifty percent (50%) of the allowed signage area by the City of Colorado Springs which Landlord has been informed equates to one and one-half (1 1/2) square feet in total area for each linear foot of length for the wall on which the sign is located.

     3.  Monument Signage.  Tenant shall have the right to purchase, at Tenant's
         ----------------
sole cost, and install a sign which prominently displays Tenant's or an Affiliate's name on any monument sign placed by Landlord along the property line bordering Interstate 25. Tenant shall have the second right, subject to a prior existing first right, to choose and receive its desired signage strip location from amongst the signage strip locations available on such monument sign, but Tenant shall not have any exclusive rights to utilize such monument sign. Landlord and Tenant will agree upon the design of the monument sign no later than the date the Working Drawing Documents are due for the Initial Premises. Landlord shall be responsible for the design of the monument sign (and such design cost shall not be included as part of the TIA under EXHIBIT B), and Tenant shall be deemed to have approved any such design unless Tenant objects, in writing, within three (3) business days after submission of the plans for the proposed monument sign by Landlord to Tenant. Tenant shall not be entitled to the proportion of the monument sign that the Premises bears to the Building, but the space allocable to Tenant on the monument sign shall be equivalent to the space allocated to any other tenant permitted to utilize space on the monument sign.

     4.  Effect of Assignment on Signage Rights.  The Tenant's signage rights
         --------------------------------------
shall not be effected by an assignment or subletting to an Affiliate, as such term is defined in the Lease. If Tenant assigns or sublets all of the Premises to a non-Affiliate, the non-Affiliate assignee shall be entitled to exercise all signage rights of Tenant hereunder. Without Landlord's further prior written consent, which shall not be unreasonably withheld, conditioned or delayed, no non-Affiliate assignee or sublessee of less than all the Premises shall be entitled to exercise any of the signage rights granted to Tenant hereunder. In the event Tenant assigns or subleases less than all of the Premises to any non-Affiliate, Tenant shall lose the rights for one of Tenant's Building Signs for every twenty-five percent (25%) of the Lease which is assigned or sublet to such non-Affiliate.

     5.  Default.  Tenant shall be in default under this Agreement upon the
         -------
occurrence of any of the following events:

         5.1 Tenant is in default for any reason pursuant to the terms and conditions of the Lease.

      6.  Remedies.  Upon the occurrence of an event of default, Landlord shall
          --------
be entitled to declare this Agreement terminated, to terminate the rights of Tenant to utilize the signage, and seek whatever damages Landlord may deem reasonable and proper including, without limitation, its fees and expenses (including attorneys' fees) incurred in pursuing such action.

      7.  Miscellaneous.
          -------------

        7.1 Any amount of the TIA, as such term is defined in Exhibit B attached to this Lease (the "Work Letter") which is not used for the Tenant's Finish Work, may be utilized, in whole or in part, by Tenant to pay for any of the signage described in this Agreement for which Tenant is liable.

        7.2 No sign for Tenant on the exterior of the Building or on the monument may display any information other than the Tenant's logo, name and the financial group of companies with which Tenant is affiliated.

        7.3 Upon the termination of this Lease, Tenant shall remove all interior Building signs, exterior Building signs and monument signs, and shall repair all damage caused by such removal (or the original installation of such signs), and shall return the walls or other structures from which such signs are removed to their original condition prior to the installation of any such signs, all at Tenant's sole cost and expense.

IN WITNESS WHEREOF, the Landlord and Tenant have executed this Agreement for Signage on the dates below written.

LANDLORD:                              TENANT:
WOODMEN OFFICE CAMPUS II JV LLC,       OPTIKA IMAGING SYSTEMS, INC.,
A COLORADO LIMITED LIABILITY COMPANY   A DELAWARE CORPORATION


BY:   /S/ LOREN E. SNYDER              BY: /S/ STEVEN M. JOHNSON
   ---------------------------------      ---------------------------------

NAME:     LOREN E. SNYDER              NAME:   STEVEN M. JOHNSON
     -------------------------------        -------------------------------

TITLE:    MANAGER                      TITLE:  VICE PRESIDENT AND CHIEF
      ------------------------------         ------------------------------
                                               FINANCIAL OFFICER
                                             ------------------------------

DATE:     OCTOBER 11, 1996             DATE:   OCTOBER 11, 1996
     -------------------------------        -------------------------------

                                   EXHIBIT H
                             RIGHT OF FIRST REFUSAL


     This RIGHT OF FIRST REFUSAL is dated, for reference purposes only, this 30TH day of SEPTEMBER, 1996 between WOODMEN OFFICE CAMPUS II JV LLC, A COLORADO LIMITED LIABILITY COMPANY, ("Landlord") and OPTIKA IMAGING SYSTEMS, INC., A DELAWARE CORPORATION ("Tenant").


                              W I T N E S S E T H
                              - - - - - - - - - -

        A. By Office Lease dated SEPTEMBER 30, 1996 (the "Lease"), Landlord leased to Tenant certain office building space at WOODMEN OFFICE CAMPUS II,
located at 7450 CAMPUS DRIVE, COLORADO SPRINGS, COLORADO   80920 (the
"Building").

        B. Tenant wants to have a right of first refusal with regard to certain space within the Building.

        C. Landlord is willing to let Tenant have such a right pursuant to the terms and conditions contained herein.

        NOW, THEREFORE, the parties agree as follows:

        1. Subject to the terms and conditions set forth below, Tenant shall have a right of first refusal ("Refusal Right") regarding: any remaining space on the first (1st)floor of the Building (the "Refusal Space"). Such right of first refusal may be exercised only upon strict compliance with the following terms and conditions: In the event Landlord receives a letter of intent (from a new proposed lessee) to lease the Refusal Space, Landlord shall promptly give written notice ("Landlord's Notice") to Tenant of all the material business terms and conditions proposed by such letter of intent, along with any changes to the letter of intent which would make same acceptable to Landlord. Tenant may exercise its right of first refusal by agreeing to meet the terms and conditions set forth in Landlord's Notice, provided that: (i) the dates for any purposes set forth in such letter of intent, such as for starting the Lease term, completing construction, etc., shall be delayed by the same amount of time that it took from the date of the letter of intent until the time that Tenant exercises its rights. If Tenant does not exercise its right of first refusal within ten (10) days after receipt of Landlord's Notice, Tenant shall be deemed to have waived its right of first refusal for all or that portion of the Refusal Space described in the letter of intent, and Landlord is thereafter free to lease same to the new proposed lessee (or its successor, affiliate or assignee); provided that Landlord shall have no right to enter into a lease which is more than five percent (5%) more favorable with respect to the monetary business terms to such new proposed lessee than was proposed in the Landlord's Notice . If the Tenant elects to exercise this Right of First Refusal, Landlord and Tenant shall execute an amendment to this Lease agreement within ten (10) days after Tenant's exercise, and the amendment to this Lease shall set forth the specific terms and conditions which are specified in the Landlord's Notice . If Tenant does not exercise its Right of First Refusal but Landlord thereafter does not enter into a Lease agreement with such new proposed lessee, this Right of First Refusal shall attach for any subsequent letters of intent received by Landlord for all or any portion of the Refusal Space. Tenant shall have no right to exercise a Right of First Refusal unless all current Guarantors and Assignors, if any, of the Lease agree to guarantee the new Lease for the Refusal Space on a form equal or equivalent to the Guarantee or Assignment, as applicable, for the Lease and the Guarantors and/or Assignors provide

Landlord with current financial statements (in a form and content which complies with the terms and conditions as required of the Tenant under the Lease) which are reasonably acceptable to the Landlord.

        2.  BY WHOM EXERCISABLE.   This  Right of First Refusal is not
assignable, and may not be exercised by any sublessee or assignee of the original Tenant other than an approved Affiliate, regardless of whether the sublease or assignment has been approved by the Landlord. No Guarantor or any person other than the original Tenant shall have any right to exercise any of the Tenant's rights under this Right of First Refusal.

        3. TENANT'S OPTION RIGHTS. Tenant shall be deemed to have its Right of First Refusal hereunder if, and only if: (i) Tenant is not in default under the Lease at the time of the exercise of its rights hereunder beyond the expiration of all applicable cure periods; and (ii) at no time since the Commencement Date has there been more than one event of default in any twelve (12) month period under the Lease. If any of the foregoing conditions are not met, Tenant shall be deemed to have forfeited its Right of First Refusal.


        IN WITNESS WHEREOF, the Landlord and Tenant have executed this Right of First Refusal on the dates below written.


LANDLORD:                              TENANT:
WOODMEN OFFICE CAMPUS II JV LLC,       OPTIKA IMAGING SYSTEMS, INC.,
A COLORADO LIMITED LIABILITY COMPANY   A DELAWARE CORPORATION


BY: /S/   LOREN E. SNYDER              BY: /S/ STEVEN M. JOHNSON
   ---------------------------------      ---------------------------------

NAME:     LOREN E. SNYDER              NAME:   STEVEN M. JOHNSON
     -------------------------------        -------------------------------

TITLE:    MANAGER                      TITLE:  VICE PRESIDENT AND CHIEF
      ------------------------------         ------------------------------
                                               FINANCIAL OFFICER
                                             ------------------------------

DATE:     OCTOBER 11, 1996             DATE:   OCTOBER 11, 1996
     -------------------------------        -------------------------------

                                   EXHIBIT I

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                       ----------------------------------



      THIS ASSIGNMENT is made this __________ day of ____________________,
199__, between _______________________________ (the "Assignor"),
__________________________ (the "Assignee"), and WOODMEN OFFICE CAMPUS II JV LLC, A COLORADO LIMITED LIABILITY COMPANY (the "Landlord") who agree as follows:

                                    RECITALS



WHEREAS:

      A. Assignor leased from Landlord certain real property located in the County of EL PASO, State of COLORADO, and known as WOODMEN OFFICE CAMPUS II,
located at 7450 CAMPUS DRIVE, COLORADO SPRINGS, COLORADO   80920 (the
"Property") by an Office Lease dated the ________ day of ________________, 199___ (the "Lease"); and

      B. Assignor desires to assign all of its rights and obligations under the Lease to Assignee, and Assignee desires to assume all such rights and obligations; and

      C. Landlord desires to consent to said assignment without thereby releasing any rights Landlord may have against Assignor.

      NOW, THEREFORE, in consideration of the covenants, agreements, and warranties herein, and for other valuable consideration, the parties agree as follows:

      1. Assignor hereby grants, conveys and assigns to Assignee all of its right, title, interest and obligation under the Lease, such assignment to be effective at 12:01 A.M. on the _____ day of __________, 19__.

      2. Assignee hereby unconditionally assumes all rights and obligations under the Lease as though Assignee had been the original tenant under the Lease. Assignee shall be liable for any and all obligations, defaults or deficiencies under the Lease regardless of when such obligations, defaults or deficiencies may have occurred (including prior to the effective date of this Assignment), or may become due or payable.

      3. Landlord hereby consents and agrees to the assignment of all rights and obligations under the Lease to Assignee without releasing any rights or remedies which Landlord may have under the Lease, now or in the future, against the Assignor.

      4. Assignor and Assignee understand that, regardless of what rights may exist between them, they shall both remain absolutely and unconditionally liable to Landlord for all of the obligations, terms and conditions of the Lease for the balance of the term thereof, and for any extensions, renewals, alterations and/or modifications of the Lease. Regardless of any rights and obligations which may exist between Assignor and Assignee, Landlord shall have no obligation to obtain Assignor's approval prior to executing or making any renewals, extensions, modifications or other amendments to the Lease, and the failure by Landlord to obtain such approval shall not in any way affect or diminish the obligations of Assignor.

      5. Any security deposit under the Lease shall continue to be held by Landlord for the purposes stated in the Lease. After the effective date of this Assignment, Landlord shall have no obligation (unless ordered otherwise by a court of competent jurisdiction) to return all or any portion of the security deposit, or make an accounting therefor, to Assignor. Any portion of the security deposit or accounting therefor which is required to be sent by Landlord under the Lease shall be sent to Assignee.

      6. In the event of a notice of default, suit or other claim made by Landlord upon Assignee for default of the Lease, Assignee shall immediately send a copy thereof to Assignor. Any notice or notices given by Landlord to Assignor shall be deemed to be for convenience only, and shall not release Assignee of its obligation to give notice of any defaults or declared defaults to Assignor.

      7. This Assignment shall be binding upon the parties hereto, their heirs, successors, representatives and assigns, and by signature below, a party acknowledges receipt of a copy hereof.

      8. No delay by Landlord in the enforcement of any of Landlord's rights and/or remedies under the Lease against Assignee shall affect or diminish the obligations of Assignor hereunder. The obligation of all Assignors and Assignees hereunder is joint and several. Landlord may proceed to enforce the obligations of the Lease against any Assignor or Assignee without proceeding against the other(s). The right of Landlord to enforce the obligations of Assignor shall not be postponed, delayed or otherwise prejudiced by the commencement of proceedings (whether voluntary or involuntary) to have any Assignee named as a debtor under the federal Bankruptcy Code, or under any similar state or federal law.

      9. This Assignment shall be construed according to the laws of the State in which the Property is located.


      10. If Landlord has or obtains any interest in any collateral to secure all or any portion of any Assignee's obligation under the Lease, or to secure any other obligation of Assignee upon which Assignor may be liable, such interest shall be deemed to be held for the benefit of Landlord only, and shall not inure at any time to or for the benefit of Assignor. Landlord shall have no obligation to record, maintain, or otherwise enforce any such security interest, and Landlord's failure to do so shall neither diminish the obligations of Assignor under the Lease nor create any claim or right of Assignor against Landlord.

      11. All sections of this Assignment shall be deemed to be severable. If any portion of this Assignment is deemed to be unenforceable by a court of competent jurisdiction, this Assignment shall be deemed to be modified only to the minimum extent necessary to comply with applicable law.

      12. If there is more than one Assignor or Assignee, the singular shall also be deemed to mean the plural.

      13.  Assignor and Assignee represent as follows:

      13.1 A true, correct and complete copy of the Lease and any currently effective amendments make up a total of _________ pages, and a copy of all these pages is attached hereto. The Lease, as amended (if applicable), is in full force and effect. There are no other written agreements, promises, representations or covenants, with regard to the Lease and the occupation of the Property which Assignor or Assignee considers to be effective at this time or which will become effective at a later time without further approval by the Landlord under the Lease. There are no oral representations, agreements, promises or covenants, with regard to the Lease and the occupation of the Property, which Assignor or Assignee considers to be effective at this time or which will become effective at a future time without further approval by the Landlord under the Lease.

      13.2  The amount of the security deposit which the Assignor and Assignee
claim is currently being held by the Landlord under the Lease is            AND
/100 DOLLARS ($            ).  To the best of Assignor's knowledge and belief,
all of the security deposit is still being held under the Lease.

      13.3  The current monthly Base Rent under the Lease is          AND   /100
DOLLARS ($      ) per month payable on or before the first day of each calendar month.  The Assignor has paid Base Rent only through ____________, 19__.

      13.4 The Assignor and Assignee are not aware of any defaults by the Landlord under the Lease or of any facts which could constitute a default by the Landlord under the Lease. The Landlord does not owe Assignor or Assignee any money for tenant finish or otherwise except as set forth on Exhibit A attached hereto ( pages), and except for any monies which may become due as a result of the next annual reconciliation of Excess Operating Expenses.

      14. This Assignment shall not be effective until executed by all Guarantors of the Lease. Each Guarantor which executes this Assignment acknowledges that the Guaranty such Guarantor signed for the Lease is in full force and effect, that it is fully, absolutely and unconditionally binding on such Guarantor, and that Guarantor is not currently aware of any facts which would constitute a defense to the Guarantor's liability under its Guaranty of the Lease. Each such Guarantor also agrees that it shall remain completely, absolutely and unconditionally liable for the balance of the Lease term, as the same may be extended, modified or renewed. Each Guarantor acknowledges that the Assignee and the Landlord may enter into any modification, extension or renewal of the Lease and that, regardless of any rights between the Assignee and the Guarantor, the Landlord shall have no obligation to obtain any consent or approval by the Guarantor of any such modification, extension or renewal; and the failure of the Landlord to obtain any such approval or consent by the Guarantor shall not in any way eliminate or reduce the Guarantor's obligations under its Guaranty of the Lease.

      IN WITNESS WHEREOF, the parties have executed this Assignment the day and year written above.

LANDLORD:                                   TENANT/ASSIGNOR:

WOODMEN OFFICE CAMPUS II JV                 ---------------------------,
LLC,A COLORADO LIMITED LIABILITY COMPANY    ---------------------------

By:                                         By:
   -------------------------------------       -------------------------------

Name:                                       Name:
     -----------------------------------         -----------------------------

Title:  MANAGER                             Title:
      ----------------------------------          ----------------------------

Date:                                       Date:
     -----------------------------------         -----------------------------


                                            ATTESTED:

                                            ------------------------
                                                    Secretary

ASSIGNEE


By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------

Date:
     -----------------------------------

ATTESTED:

---------------------------
        Secretary

                            APPROVAL BY GUARANTOR(S)
                            ------------------------

        I/We the undersigned (i) hereby consent(s) to the foregoing Assignment, and understand that I/we am/are and will be bound thereby for as long as the Assignor is liable under the Lease, and (ii) hereby confirm that the _________________________ Guaranty dated ____________________________, 19___, is still in full force and effect.

By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------

Date:
     -----------------------------------

ATTESTED:

---------------------------
       Secretary

                       EXHIBIT J - LETTER OF CREDIT FORM


                      SPECIMEN TEXT OF A LETTER OF CREDIT
                              (ON BANK LETTERHEAD)


                 (....... amount in figures and words .......)


ISSUED BY             :

LETTER OF CREDIT NO.  :

DATE OF ISSUE         :

DATE OF MATURITY      :

DATE OF EXPIRATION    :

BENEFICIARY           :


WE, THE UNDERSIGNED, HEREBY OPEN OUR UNCONDITIONAL, IRREVOCABLE, DIVISIBLE AND TRANSFERABLE LETTER OF CREDIT IN FAVOR OF __________________________________________________________ FOR THE AMOUNT OF
______________________________________________ UNITED STATES DOLLARS (U.S.D.)
($__________________ USD) MATURING ON ONE YEAR AND ONE DAY FROM THE DATE OF
ISSUE.



PAYMENT IS AVAILABLE AT ANY TIME PRIOR TO THE EXPIRATION DATE OF THIS LETTER OF CREDIT UPON BENEFICIARY'S DRAFT DEMAND HEREUNDER. THE DRAFT DRAWN UNDER THIS LETTER OF CREDIT MUST BE MARKED "DRAWN UNDER LETTER OF CREDIT NO. __________________ DATED ______________________________." THE DRAFT MUST BE
ACCOMPANIED BY A NOTARIZED STATEMENT EXECUTED BY THE BENEFICIARY OR ITS AUTHORIZED AGENT STATING THAT "___________________________________________IS
ENTITLED TO DRAW UPON THIS LETTER OF CREDIT UNDER THE TERMS OF THAT CERTAIN LEASE BETWEEN _______________________________________________________ AND
____________________________________________________."



WE ENGAGE WITH YOU THAT THE DEMAND DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED ON DUE PRESENTATION TO US.



THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1983 revision), I.C.C. PUBLICATION NO. 400 AND SUBJECT TO THE UNIFORM COMMERCIAL CODE.



ALL CHARGES ARE FOR THE ACCOUNT OF THE APPLICANT.

 BANK OFFICER                 BANK OFFICER

 NAME AND TITLE               NAME AND TITLE

 SEAL                         SEAL

                                      J-1